UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant		[ ]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Sport Chalet, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:______________________
	(2)	Aggregate number of securities to which transaction applies:_____________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):      _________________________________________

	(4)	Proposed maximum aggregate value of transaction:_____________________________
	(5)	Total fee paid:_________________________________________________________
[ ]	Fee paid previously with preliminary materials:
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:_________________________________________________
	(2)	Form, Schedule or Registration Statement No.:_________________________________
	(3)	Filing Party:___________________________________________________________
	(4)	Date Filed:____________________________________________________________

September 6, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of the stockholders of Sport Chalet, Inc. to be held at One Sport Chalet Drive, La Cañada, California 91011, on Tuesday, September 20, 2005 at 9:00 a.m. (local time).

The matters to be considered at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

The directors and officers of the Company will be present at the meeting, and will be available to respond to any questions and discuss the Company’s operating results and future. I therefore encourage you to attend in order to meet your directors and officers and to participate in the business of the meeting. However, if it is not possible for you to attend, please sign, date and promptly return the enclosed proxy card, or vote by telephone or the Internet, to ensure that your shares will be voted.

Finally, you will find enclosed a 20% off coupon for your use at any of our 36 stores. As in the past, I encourage you to try our stores and to write me regarding your shopping experiences, what you liked about our stores and any suggestions you may have for improvement.

Sincerely,

Craig Levra,

Chairman of the Board

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SPORT CHALET, INC.

___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 20, 2005

___________

TO OUR STOCKHOLDERS:

Notice hereby is given that the annual meeting (the “Meeting”) of the stockholders of Sport Chalet, Inc. (the “Company”) will be held at One Sport Chalet Drive, La Cañada, California 91011, on Tuesday, September 20, 2005 at 9:00 a.m. (local time) for the following purposes:

1.

Election of Directors. To elect three Class 1 directors to hold office until the annual meeting of stockholders to be held in 2008, or until their respective successors have been elected and qualified. The Board of Directors’ nominees are Al D. McCready, Eric S. Olberz and Frederick H. Schneider.

2.

Approval of Amendment of the Certificate of Incorporation. To approve a proposed amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would (i) increase the authorized number of shares of all classes of capital stock from 17,000,000 to 50,000,000, consisting of 46,000,000 shares of Class A Common Stock, 2,000,000 shares of Class B Common Stock and 2,000,000 shares of preferred stock, (ii) establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock, and (iii) reclassify each outstanding share of Common Stock as 0.25 share of Class B Common Stock.

3.

Approval of Transfer. To approve a proposed transfer (the “Transfer”) of shares of Class B Common Stock by the Olberz Family Trust to Craig L. Levra, the Chairman of the Board and the Chief Executive Officer of the Company, and Howard K. Kaminsky, the Chief Financial Officer of the Company.

4.

Approval of Amendments of the Incentive Plans. To approve proposed amendments of the Company’s 1992 Incentive Award Plan and 2004 Equity Incentive Plan to conform to the proposed changes in the capital stock of the Company.

5.

Ratification of Appointment of the Independent Registered Public Accounting Firm. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006.

6.	Other Business. To transact such other business as properly may come before the Meeting or any adjournment or postponement thereof.

Only holders of record of the Common Stock of the Company at the close of business on August 15, 2005 (the “Stockholders”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and at any adjournment or postponement thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders will be open to examination by any stockholder during ordinary business hours at the Company’s executive offices at One Sport Chalet Drive, La Cañada, California 91011.

The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials first will be mailed to Stockholders on or about September 6, 2005.

By Order of the Board of Directors,

SPORT CHALET, INC.

Howard K. Kaminsky,

Secretary

La Cañada, California

September 6, 2005

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, OR VOTE BY TELEPHONE OR BY THE INTERNET. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.

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SPORT CHALET, INC.

One Sport Chalet Drive

La Cañada, California 91011

(818) 949-5300

________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 20, 2005

________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sport Chalet, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company (the “Meeting”) to be held at the Company’s principal executive offices located at One Sport Chalet Drive, La Cañada, California 91011, on Tuesday, September 20, 2005 at 9:00 a.m. (local time) and at any adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Only holders of record of the Common Stock of the Company (the “Stockholders”) at the close of business on August 15, 2005 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and any adjournment or postponement thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card first will be mailed to Stockholders on or about September 6, 2005.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

1.

Election of Directors. To elect three Class 1 directors to hold office until the annual meeting of stockholders to be held in 2008, or until their respective successors have been elected and qualified. The following persons are the Board’s nominees for Class 1 directors:

Al D. McCready

Eric S. Olberz

Frederick H. Schneider

2.

Approval of Amendment of the Certificate of Incorporation. To approve a proposed amendment of the Company’s Amended or Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would (i) increase the authorized number of shares of all classes of capital stock from 17,000,000 to 50,000,000, consisting of 46,000,000 shares of Class A Common Stock, 2,000,000 shares of Class B Common Stock and 2,000,000 shares of preferred stock, (ii) establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock, and (iii) reclassify each outstanding share of Common Stock as 0.25 share of Class B Common Stock.

3.

Approval of Transfer. To approve a proposed transfer (the “Transfer”) of shares of Class B Common Stock by the Olberz Family Trust to Craig L. Levra, the Chairman of the Board and the Chief Executive Officer of the Company, and Howard K. Kaminsky, the Chief Financial Officer of the Company.

4.

Approval of Amendments of the Incentive Plans. To approve proposed amendments of the Company’s 1992 Incentive Award Plan and 2004 Equity Incentive Plan (the “Incentive Plans”) to conform to the proposed changes in the capital stock of the Company.

5.

Ratification of Appointment of the Independent Registered Public Accounting Firm. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006.

6.	Other Business. To transact such other business as properly may come before the Meeting or any adjournment or postponement thereof.

Method of Voting

Stockholders can vote by proxy by means of the mail, telephone or the Internet, or by attending the Meeting and voting in person. If you vote by telephone or the Internet, you do not need to return the Proxy. Telephone and Internet voting facilities will be available 24 hours a day, and will close at 11:59 p.m. on September 19, 2005. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

Voting by Mail. If you choose to vote by mail, simply mark the enclosed Proxy and date, sign and return it to the Inspector of Elections in the postage-paid envelope provided. If the envelope is missing, please mail the completed Proxy to Sport Chalet, Inc., c/o U.S. Stock Transfer Corporation, 1745 Gardena Avenue, Glendale, California 91204, Attention: Proxy Department. You may also send the Proxy by facsimile to U.S. Stock Transfer Corporation at (818) 502-1737. If you vote by mail or facsimile, the Proxy must be signed and dated by you or your authorized representative or agent. Craig L. Levra and Howard K. Kaminsky, the designated proxyholders (the “Proxyholders”), are members of the Company’s management.

Voting by Telephone. You can vote by calling the toll-free telephone number on the Proxy. Voice prompts will instruct you how to vote your shares and confirm that your vote has been properly recorded. If you are located outside the U.S., Puerto Rico and Canada, see the Proxy for additional instructions.

Voting on the Internet. You can vote on the Internet at www.proxyvoting.com/SPCH. As with telephone voting, you can confirm that your vote has been properly recorded.

Revocation of Proxy

You may revoke a proxy at any time before it is exercised at the Meeting by submitting a written revocation, or a duly executed proxy bearing a later date, with the Company’s Secretary at our principal executive offices located at One Sport Chalet Drive, La Cañada, California 91011 prior to the commencement of the Meeting. A Stockholder also may revoke a proxy by attending the Meeting and voting in person. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their proxy.

Voting Rights

The authorized capital stock of the Company consists of (i) 15,000,000 shares of common stock, $0.01 par value (“Common Stock”), of which 6,696,368 shares were issued and outstanding at the close of business on the Record Date, and (ii) 2,000,000 shares of preferred stock, $0.01 par value, none of which were issued and outstanding on the Record Date.

Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date on each matter submitted to the Stockholders at the Meeting. The Certificate of Incorporation does not authorize cumulative voting in the election of directors.

One-third of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present either in person or by proxy, will constitute a quorum for the conduct of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Certificate of Incorporation divides the Board into three classes, with each class to be elected for a three-year term on a staggered basis.

The approval of the proposed amendment of the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal at the Meeting. Each proposal described in this Proxy Statement, other than the election of directors and the proposed amendment of the Company’s Certificate of Incorporation, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting. Abstentions and broker non-votes will have no effect with respect of the election of directors, but will have the same effect as votes “AGAINST” the proposed amendment of the Company’s Certificate of Incorporation. With respect to all other proposals submitted to the Stockholders, abstentions will be included in the number of shares present and entitled to vote with respect to a proposal and, accordingly, will have the effect of a vote “AGAINST” the proposal. However, broker non-votes with respect to any other proposal submitted to the Stockholders will not be counted as shares present and entitled to vote with respect to a proposal and, accordingly, will not have any effect with respect to the approval of such proposal (other than to reduce the number of affirmative votes required to approve the proposal).

Of the shares of Common Stock outstanding on the Record Date, 4,361,910 shares of Common Stock (or approximately 65.2% of the issued and outstanding shares of Common Stock) were owned indirectly by Norbert Olberz (the “Principal Stockholder”), as the co-trustee with his wife, Irene Olberz, of the Olberz Family Trust, a revocable grantor trust (the “Olberz Trust”). As a result, Mr. Olberz will have the power to determine the outcome of any matter submitted to the Stockholders. Mr. Olberz has indicated that he intends to vote all shares owned by him “FOR” the election of the Board’s nominees, “FOR” the approval of the proposed amendment of the Company’s Certificate of Incorporation, “FOR” the approval of the proposed transfer of shares by the Olberz Trust to Messrs. Levra and Kaminsky, “FOR” the approval of the proposed amendments of the Company’s Incentive Plans, and “FOR” ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006.

If a Proxy is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Meeting in accordance with the instructions given in the Proxy. If no instructions are given in the Proxy, such shares of Common Stock will be voted “FOR” the election of the Board’s nominees, “FOR” the approval of the proposed amendments of the Company’s Certificate of Incorporation, “FOR” the approval of the proposed transfer of shares by the Olberz Trust to Messrs. Levra and Kaminsky, “FOR” the approval of the proposed amendments of the Company’s Incentive Plans, “FOR” ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006 and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof.

Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote the Common Stock at his discretion in the election of directors or the appointment of the independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client’s shares on some but not all proposals, the missing votes are referred to as “broker non-votes.” If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, in its discretion, vote such shares “FOR” the election of the Board’s nominees and “FOR” ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006, but not with respect to the approval of the proposed amendment of the Company’s Certificate of Incorporation, the approval of the proposed transfer of shares by the Olberz Trust to Messrs. Levra and Kaminsky or the approval of the proposed amendments of the Company’s Incentive Plans.

Procedures for Stockholder Nominations

Under the Company’s Bylaws, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting, but only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders with respect to an election to be held at an annual or special meeting of stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Stockholder nominations submitted in accordance with the requirements of the Bylaws will be forwarded to the Corporate Governance and Nominating Committee. See “Proposal 1. Election of Directors – Nominating Procedures and Criteria.”

Cost of Solicitation of Proxies

This Proxy solicitation is made by the Board, and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and any other material used in this solicitation of Proxies. The solicitation of Proxies will be made by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile or e-mail, or in person, to request that Proxies be furnished. No additional compensation will be paid for these services. We will furnish copies of solicitation materials to banks, brokerage houses and other custodians, nominees and fiduciaries to be forwarded to the beneficial owners of Common Stock held in their names. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners.

Other Business

As of the date of this Proxy Statement, the Board knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board, and the authority to do so is included in the Proxy.

Security Ownership of Principal Stockholders and Management

The following table sets forth as of the Record Date certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company’s directors, (iii) each of the Named Executive Officers (as defined below) and (iv) all of the Company’s executive officers and directors as a group.

Name and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)		Percent(3)

Norbert Olberz	4,361,910	(4)	65.2%
John R. Attwood	21,000	(5)	*
Donald J. Howard	5,000	(7)	*
Al D. McCready	18,000	(6)	*
Eric S. Olberz	62,865	(5)	*
Kenneth Olsen	24,767	(8)	*
Frederick H. Schneider	48,900	(5)	*
Craig L. Levra	381,000	(9) (16)	5.5%
Howard K. Kaminsky	236,651	(10) (16)	3.4%
Dennis D. Trausch	205,986	(11) (16)	3.0%
Jeffrey A. Lichtenstein	41,500	(12)	*
Tim A. Anderson	19,100	(13)	*
Wedbush, Inc.	577,661	(14)	8.6%
Directors and executive officers as a group (12 persons)	5,426,679	(15)	72.7%

______________

*	Less than 1%
(1)

The address of each executive officer and director is in care of the Company, One Sport Chalet Drive, La Cañada, California 91011. The address of Wedbush, Inc. is 1000 Wilshire Boulevard, Los Angeles, California 90017.

(2)	Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.
(3)

Based on 6,696,368 shares of Common Stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. The amount of shares beneficially owned by such person by reason of these acquisition rights is not deemed outstanding for the purpose of calculating the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)	Consists of shares held by the Olberz Trust, a revocable grantor trust of which Mr. Olberz and his wife are co-trustees.
(5)	Includes 5,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005.
(6)	Includes 10,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005.
(7)

Includes 5,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 5,000 shares issuable upon the exercise of stock options which first become exercisable after that date.

(8)

Includes 6,667 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 3,333 shares issuable upon the exercise of stock options which first become exercisable after that date.

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(Footnotes continued from prior page)

(9)

Includes 302,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 8,000 shares issuable upon the exercise of stock options which first become exercisable after that date.

(10)

Includes 192,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 7,000 shares issuable upon the exercise of stock options which first become exercisable after that date.

(11)

Includes 179,500 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 29,500 shares issuable upon the exercise of stock options which first become exercisable after that date.

(12)

Includes 39,500 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 27,500 shares issuable upon the exercise of stock options which first become exercisable after that date.

(13)

Includes 19,100 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 34,900 shares issuable upon the exercise of stock options which first become exercisable after that date.

(14)

Based on information contained in Schedule 13G filed with the SEC on February 15, 2005 by Wedbush, Inc., Edward W. Wedbush and Wedbush Morgan Securities Inc., as joint filers. Wedbush, Inc. is the parent company of Wedbush Morgan Securities Inc. Edward W. Wedbush is the chairman and principal shareholder of Wedbush, Inc. and the President of Wedbush Morgan Securities Inc. Wedbush, Inc. states that it has sole voting power and sole dispositive power over 361,628 shares, shared voting power over 525,261 shares and shared dispositive power over 577,661 shares. Edward W. Wedbush states that he has sole voting power and sole dispositive power over 131,440 shares, shared voting power over 525,261 shares and shared dispositive power over 577,661 shares. Wedbush Morgan Securities Inc. states that it has sole voting power and sole dispositive power over 27,883 shares, shared voting power over 525,261 shares and shared dispositive power over 577,661 shares. Mr. Wedbush disclaims beneficial ownership of the Company’s Common Stock held by Wedbush, Inc. or Wedbush Morgan Securities Inc.

(15)

Includes 768,767 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before October 14, 2005. Excludes 115,233 shares issuable upon the exercise of stock options which first become exercisable after that date.

(16)

Excludes 4,361,910 shares of Common Stock which may be purchased by SC Option, LLC (the “LLC”) from the Olberz Trust upon the death of Norbert Olberz. The members of the LLC and the percentage of ownership of each are: Craig L. Levra (59.1%), Howard K. Kaminsky (39.4%), Dennis D. Trausch (0.5%), Jeffrey A. Lichtenstein (0.5%) and Tim A. Anderson (0.5%), each of whom is an employee of the Company. Messrs. Levra and Kaminsky are the managers of the LLC. See “Proposal 1: Election of Directors - Certain Relationships and Related Transactions – Succession Plan.”

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Executive Officers

The Bylaws of the Company provide that the number of directors of the Company shall be fixed from time to time by the Board, but shall not be less than three. The Board has fixed the number of directors at eight. The Certificate of Incorporation provides that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms. The term of each class expires at the annual meeting of stockholders in the year 2005 (Class 1), the year 2006 (Class 2) and the year 2007 (Class 3).

Only the members of Class 1, Al D. McCready, Eric S. Olberz and Frederick H. Schneider, each of whom currently is a member of the Board, are nominees for election to the Board at the Meeting, to serve until the annual meeting of stockholders to be held in 2008, or until their respective successors have been elected and qualified.

Each nominee has indicated his willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. The three nominees for election as Class 1 directors at the Meeting who receive the highest number of affirmative votes will be elected.

The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See “General Information – Procedures for Stockholder Nominations” above. Stockholders did not propose any candidates for election at the Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD’S NOMINEES.

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. Except as set forth below, there are no family relationships among directors or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

The following table sets forth certain information with respect to the nominees, continuing directors and executive officers of the Company as of the Record Date. An asterisk (*) by the name of a director indicates that the Board has determined that the director is “independent” under the rules of the Nasdaq Stock Market (“Nasdaq”).

Name	Age	Class	Position
Al D. McCready*	58	1

Director and a member of the Audit Committee since May 2001 and Chairman of the Corporate Governance and Nominating Committee since November 2003. Mr. McCready is the Chairman and Chief Executive Officer of McCready Manigold Ray & Co., Inc., a consulting firm that serves retail and distribution industry clients. Mr. McCready has specialized in consulting with retail companies since 1978, focusing on corporate strategy, information systems strategy,

Name	Age	Class	Position

and technology planning. Prior to founding McCready Manigold Ray & Co., Inc. in 1991, Mr. McCready was National Director of Retail and Distribution Industry Services and a Partner at the firm of Deloitte & Touche LLP. Mr. McCready received a Masters Degree in Business Administration from the University of Utah, and is a doctoral candidate at The George Washington University in Washington, D.C. where he is studying corporate governance.

Eric S. Olberz	42	1

Director since 1992, a member of the Compensation Committee from 1992 until May 2004 and a member of the Audit Committee from 1992 until May 2001. Mr. Olberz is self-employed as a Certified Public Accountant. He was employed as a staff accountant with BDO/Nation Smith Hermes Diamond-Accountants & Consultants from November 2000 to July 2002. Mr. Olberz worked primarily with the firm’s family office group, providing wealth management services for high net worth individuals. From July 1999 to November 2000, he was employed as a staff auditor with Moreland & Associates. Mr. Olberz was President and owner of Camp 7, Inc., a soft goods manufacturing operation located in Santa Ana, California, from July 1995 to October 1996 and Vice Chairman of the Company from October 1994 to July 1995, Vice President from 1984 to October 1994 and Secretary from October 1992 to July 1995. Mr. Olberz resigned as an officer and employee of the Company concurrently with Camp 7, Inc.’s acquisition of the Company’s soft goods manufacturing operations in July 1995. Mr. Olberz received a Bachelors Degree with an emphasis in accounting from National University and is a Certified Public Accountant. Mr. Olberz is the son of Norbert Olberz, the Principal Stockholder.

Frederick H. Schneider*	49	1

Director and a member of the Audit Committee since May 2000, Chairman of the Audit Committee since May 2004 and a member of the Corporate Governance and Nominating Committee since November 2003. Mr. Schneider currently is a Senior Managing Director of Pasadena Capital Partners LLP, a private equity investment firm. He served as Chief Financial Officer and Principal of Leonard Green & Partners, L.P., a private equity investment firm, from September 1994 to January 1998, where he played a key role in various acquisitions. From June 1978 to September 1994, he was employed by KPMG Peat Marwick, including as an Audit and Due Diligence Partner from June 1989 to September 1994. Mr. Schneider is a director of Skechers U.S.A., Inc., a footwear manufacturer, and Meade Instruments Corp., a manufacturer of consumer optical products.

Name	Age	Class	Position
John R. Attwood*	75	2

Director and Chairman of the Compensation Committee since February 1993 and a member of the Audit Committee from February 1993 until May 2001. Mr. Attwood is the President of Attwood Enterprises, a consulting business. He was the Chairman of Coca-Cola Bottling of Los Angeles and a Senior Vice President and a Group President of Beatrice Companies, Inc., the parent company of Coca-Cola Bottling of Los Angeles, until his retirement in 1986. Mr. Attwood currently serves on the Board of Directors of Verdugo Hills Hospital, a nonprofit organization.

Craig L. Levra	46	2

Chairman of the Board since August 2001, Director since November 1998, President since November 1997, Chief Operating Officer from November 1997 until August 1999 and Chief Executive Officer since August 1999. Prior to joining the Company, Mr. Levra was employed by The Sports Authority, the nation’s largest sporting goods retailer. During his five-year tenure with that company, he held positions of increasing responsibility in merchandising and operations and was Vice President of Store Operations at the time of his departure. Mr. Levra received a Bachelors Degree and a Masters Degree in Business Administration from the University of Kansas. Mr. Levra currently serves on the Board of Directors of Junior Achievement of Southern California, the Board of Directors of the Southern California Committee for the Olympic Games, and the Advisory Board of the Los Angeles Sports and Entertainment Commission.

Donald J. Howard*	59	3

Director since June 2004 and member of the Compensation Committee since June 2004 and the Corporate Governance and Nominating Committee since February 2005. Mr. Howard currently is a Partner and Senior Vice President, Development of Marketplace Properties, a shopping center development company. He served as Senior Vice President, Development of Donahue Schriber, a Southern California mall development company, from 1997 until joining Marketplace Properties in 1998, and as Senior Vice President, Real Estate/Construction of The Vons Companies, Inc., a leading grocery store chain, from 1994 to 1997. Mr. Howard has been employed in the development, construction and management of retail properties in Southern California since 1974. He received a Bachelors Degree in Business Administration from the University of Southern California.

Norbert Olberz	80	3

The Company’s founder since 1959, Chairman Emeritus since August 2001, Chairman of the Board from 1959 until August 2001, Interim President from April 1995 to November 1997 and Interim Chief Executive Officer from April 1995 to August 1999.

Name	Age	Class	Position
Kenneth Olsen*	87	3

Director and a member of the Compensation Committee since June 1994 and Chairman of the Audit Committee from June 1994 to May 2004. Mr. Olsen served as President and Chief Executive Officer of The Vons Companies, Inc., a leading grocery store chain, from 1974 to 1983, at which time he retired from full-time responsibilities after thirty-eight years with that company. Mr. Olsen currently serves as a director of several nonprofit organizations and is a management consultant advising national and international firms on marketing and merchandising consumer products.

Howard K. Kaminsky	47	--

Chief Financial Officer since joining the Company in 1985, Executive Vice President - Finance since May 2000 and Secretary since July 1995. Mr. Kaminsky served as Vice President-Finance from January to April 1997, Senior Vice President-Finance from April 1997 to May 2000 and Treasurer from October 1992 to January 1997. Prior to joining the Company, Mr. Kaminsky was employed in the auditing division of Ernst & Young LLP where he became a Certified Public Accountant. He received a Bachelors Degree in Business Administration from California State University, Northridge. Mr. Kaminsky is a member of Financial Executives International.

Dennis D. Trausch	56	--

Executive Vice President - Growth and Development since April 2002 and Executive Vice President-Operations from June 1988 until April 2002. Since joining the Company in 1976, Mr. Trausch has served in various positions starting as a salesperson and assuming positions of increasing responsibility in store and Company operations.

Jeffrey A. Lichtenstein	47	--

Senior Vice President - Risk Management since October 2003, Vice President - Loss Prevention and Internal Audit from March 2000 to October 2003 and Director of Loss Prevention from September 1997 to March 2000. Since joining the Company in 1990, Mr. Lichtenstein has served in various positions of increasing responsibility in both store and Company operations. He received a Bachelors Degree in Business Administration from California State University, Northridge.

Tim A. Anderson	45	--

Vice President - Retail Operations since October 2003 and Director of Store Operations from April 2002 to October 2003. Mr. Anderson was employed by Vans Incorporated, a national apparel and footwear retailer, as Director of Retail Operations from 1998 until joining the Company.

Committees of the Board

The Board has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, each of which consists of two or more directors who serve at the discretion of the Board. Each member of a committee is “independent” as defined under the applicable rules of Nasdaq and the SEC.

Audit Committee. The Audit Committee currently consists of Messrs. McCready, Olsen and Schneider, who serves as the chairman of the committee. The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding (i) the Company’s accounting and system of internal controls, (ii) the quality and integrity of the Company’s financial reports, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) the independence and performance of the Company’s independent registered public accounting firm. The Board has determined that Mr. Schneider qualifies as an “audit committee financial expert” as defined under the rules of the SEC.

Compensation Committee. The Compensation Committee currently consists of Mr. Attwood, who serves as the chairman of the committee, and Messrs. Howard and Olsen. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company are compensated in a manner consistent with the compensation strategy of the Company determined by the Board, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are met. The committee also administers the Company’s 1992 Incentive Award Plan (the “1992 Plan”), Executive Bonus Plan, Employment Retirement Savings Plan (the “401(k) Plan”), and 2004 Equity Incentive Plan (the “2004 Plan”).

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee currently consists of Mr. McCready, who serves as the chairman of the committee, and Messrs. Howard and Schneider.

The principal purposes of Corporate Governance and Nominating Committee are to help ensure that (i) the Board is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and (ii) the Company has followed and continues to follow appropriate governance standards. To carry out its purposes, the committee (i) identifies individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) recommends the director nominees to be selected by the Board for the next annual meeting of stockholders, (iii) develops and recommends to the Board corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board and management. For further information concerning the criteria and procedures for selecting director nominees, see “Nominating Procedures and Criteria” below.

Charters of the Committees. Each committee of the Board has recommended, and the Board has adopted, and may amend from time to time, a written charter, a copy of which is available on the Company’s website at www.sportchalet.com.

Meetings of the Board and Committees

The Board held eight meetings during the fiscal year ended March 31, 2005. The Audit Committee held six meetings, the Compensation Committee held four meetings and took action by written consent once, the Corporate Governance and Nominating Committee held three meetings, and the Special Committee held seven meetings, during the fiscal year ended March 31, 2005. The purpose of the Special Committee is to review the recapitalization described in “Proposal 2: Amendment of the Certificate of Incorporation” and to advise the Board whether to recommend the recapitalization to the stockholders. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and all such committees held during the fiscal year ended March 31, 2005, except Norbert Olberz who attended five of the eight meetings of the Board.

It is the policy of the Company to require members of the Board to attend the annual meeting of stockholders, if practicable. Each director attended the 2004 annual meeting of stockholders.

Nominating Procedures and Criteria

Among its functions, the Corporate Governance and Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under “General Information – Procedures for Stockholder Nominations” above. Stockholder recommendations that comply with these procedures will constitute valid nominations and will receive the same consideration that the committee’s nominees receive. Stockholders did not propose any candidates for election at the Meeting.

Essential criteria for all candidates considered by the Corporate Governance and Nominating Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations.

In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company’s industry; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of the Company.

The Board’s nominees for the Meeting have been recommended by the Corporate Governance and Nominating Committee, and have been selected by the full Board.

Communications with Directors

Stockholders may communicate with the chair of the Audit Committee, the Compensation Committee, or the Corporate Governance and Nominating Committee, or with the independent directors as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at One Sport Chalet Drive, La Cañada, California 91011.

Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any such communication that is not distributed will be made available to any independent director upon request.

Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Compensation of Directors

Directors who are employees of the Company are compensated as officers of the Company and receive no separate compensation for serving as directors. Non-employee directors receive an annual retainer of $22,000 plus $750 for each Board or committee meeting attended during the fiscal year. The chair of the Audit Committee receives an additional $1,500 for each Audit Committee meeting attended, and the other committee chairs receive an additional $750 for each meeting of their respective committees attended. Directors also receive reimbursement of expenses incurred in attending meetings. The Board may modify such compensation in the future. No non-employee director received more than $25,000 in fees for attending Board or committee meetings during the fiscal year ended March 31, 2005.

Prior to January 1, 2005, under the 1992 Plan, each non-employee director was granted automatically upon becoming a director, options to purchase 5,000 shares of Common Stock at the fair market value on the grant date. Under this plan, on each triennial date on which a non-employee director was reelected to the Board, options for an additional 5,000 shares were granted automatically to the director subject to an aggregate limit for any one non-employee director of options to acquire a total of 30,000 shares. Options under this plan are exercisable one-third upon grant and one-third on each of the first and second anniversaries of the date of grant, and all options expire five years from the date of grant. Beginning January 1, 2005, under the 2004 Plan, on the date of the annual meeting of stockholders each non-employee director currently is granted options to purchase 2,000 shares of Common Stock at the fair market value on the date of grant. All options are fully vested upon grant and expire ten years from the date of grant. Messrs. Attwood, Howard, McCready, Eric Olberz, Olsen and Schneider have been granted options representing a total of 19,000, 10,000, 10,000, 16,000, 21,000 and 10,000 shares, respectively. See “Incentive Compensation Plans - 2004 Equity Incentive Plan.”

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company.

Report of the Compensation Committee on Executive Compensation

The Report of the Compensation Committee of the Board of Directors shall not be deemed filed under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

REPORT OF THE COMPENSATION COMMITTEE

General. The Compensation Committee determines the compensation of the executive officers of the Company. The Compensation Committee also administers the Company’s executive bonus plan, equity incentive plans and 401(k) plan. The Compensation Committee consists of three directors, each of whom has been determined by the Board to be “independent” under the rules of Nasdaq. The Compensation Committee operates under a written charter approved by the Board, a copy of which is available on the Company’s website at www.sportchalet.com.

Compensation Philosophy. The Company’s compensation programs are designed to attract, retain and motivate executives critical to the Company’s long-term growth and profitability. Compensation of executive officers consists of base salaries, performance-based incentive bonuses, long-term equity incentive awards and perquisites. The Compensation Committee’s policy generally is to pay base salaries that are competitive with the salaries paid to executives of other companies in the Company’s industry that are of similar size. Bonus programs and equity incentive plans are designed to motivate our executives to achieve strategic objectives and performance objectives established by the Board.

The Company has entered into written employment agreements with Messrs. Olberz, Levra, Kaminsky and Trausch. See “Employment Agreements.”

The various elements of the Company’s compensation program are discussed below.

Base Salary. During the fiscal year ended March 31, 2005, the annual base salaries for the executive officers were: Norbert Olberz ($300,000), Craig L. Levra ($330,000), Howard K. Kaminsky ($212,923), Dennis D. Trausch ($163,846), Jeffrey A. Lichtenstein ($138,302) and Tim A. Anderson ($150,442). The annual base salaries for fiscal 2006 for the executive officers will be: Norbert Olberz ($300,000), Craig L. Levra ($330,000), Howard K. Kaminsky ($221,450), Dennis D. Trausch ($171,600), Jeffrey A. Lichtenstein ($148,700) and Tim A. Anderson ($158,000). Salaries are established by the Compensation Committee based on its subjective assessment of the executive’s scope of responsibility, level of experience, individual performance, and past and potential contribution to the Company’s business. Based upon information concerning the compensation for comparable executives generally, the Compensation Committee believes that the base salary of each executive officer is comparable to the base salaries of executives of other companies in the Company’s industry that are of similar size.

Bonus. The Company maintains a bonus plan under which, subject to an overall maximum, the executive officers may earn a bonus as a percentage of their base compensation, if the Company meets the pre-tax profit objective set by the Compensation Committee at the beginning of the fiscal year. See “Incentive Compensation Plans - Executive Bonus Plan.” During fiscal 2005, the profit objective was met and the following bonuses were paid under the plan to the executive officers: Craig L. Levra ($231,000), Howard K. Kaminsky ($86,000), Dennis D. Trausch ($57,750), Jeffrey A. Lichtenstein ($50,050) and Tim A. Anderson ($53,200). In addition, Messrs. Trausch, Lichtenstein and Anderson each received a discretionary cash bonus of $8,250, $7,200 and $7,600, respectively. Based upon information concerning the compensation of comparable executives generally, the Compensation Committee believes that, if the Company achieves anticipated profit levels in fiscal 2006, the executive officers’ total compensation under this bonus plan will fall within the range of industry averages for the defined labor market.

Equity Incentives. The Compensation Committee believes that long-term equity incentive awards provide a valuable incentive to achieve long-term growth and maximum stockholder value by linking compensation benefits to the long-term growth in the Company’s stock value. Messrs. Levra, Kaminsky, Trausch, Lichtenstein and Anderson hold options to purchase a total number of shares of Common Stock equal to 302,000, 192,000, 179,500, 39,500 and 19,100, respectively, exercisable at the market price on the date of grant and vesting on or before October 14, 2005, and an additional 8,000, 7,000, 29,500, 27,500 and 34,900 shares, respectively, vesting after such date. Under the 2004 Plan, the Company may grant any type of award whose value is derived from the value of the Common Stock of the Company, including shares of Common Stock, options and stock appreciation rights.

Perquisites. During fiscal 2005, each executive officer received an annual automobile allowance of $10,800 for Messrs. Kaminsky, Trausch, Lichtenstein and Anderson, $14,400 for Mr. Levra and $18,800 for Mr. Olberz. Such allowance will remain unchanged in fiscal 2006, except for Mr. Anderson, who will receive an allowance of $14,400. During fiscal 2005 and 2006, each executive officer received, or will receive, reimbursement for personal tax and financial advisory services of up to $750 for Messrs. Kaminsky, Trausch, Lichtenstein and Anderson, $1,200 for Mr. Levra and $1,500 for Mr. Olberz. Each executive officer also is entitled to participate in the Company’s executive health care plan which pays all health care costs not covered by the Company’s group health insurance plan, up to $100,000 in the aggregate and $30,000 per occurrence, including premiums and deductibles.

The Compensation Committee will continue to review the Company’s overall executive compensation program periodically and, if appropriate, adjust existing compensation levels or policies in order to meet market demands or changing corporate objectives.

Compensation of the Chairman Emeritus. Pursuant to his employment contract, Norbert Olberz, as Chairman Emeritus, was paid a base salary of $300,000 during fiscal 2005. Effective as of October 1, 2005, Mr. Olberz’ base salary will be reduced to $150,000. See “Proposal 2. Amendment of the Certificate of Incorporation – Background – Settlement of Litigation.” In addition, during fiscal 2005 Mr. Olberz received an automobile allowance of $18,000 and reimbursement of personal tax and financial advisory services of $1,500, and participated in the Company’s executive health care plan. Mr. Olberz does not participate in the executive bonus plan or long-term equity incentive awards because, in the Compensation Committee’s view, his significant stockholdings in the Company already provide sufficient motivation for him to achieve long-term profitability and maximum stockholder value.

Compensation of the Chairman and Chief Executive Officer. Pursuant to his employment contract, Mr. Levra, as Chairman of the Board and Chief Executive Officer, was paid a base salary of $330,000 during fiscal 2005 and will be paid a base salary of $330,000 in fiscal 2006, which amounts the Compensation Committee believes to be reasonable when compared to the compensation paid by comparable companies. Mr. Levra’s participation in the executive bonus plan and equity incentive plans and perquisites are described above. The Company paid Mr. Levra a bonus of $231,000 for fiscal 2005 under the executive bonus plan described above based on the Company’s achievement of its profit objective. In addition, during fiscal 2005

Mr. Levra received an automobile allowance of $14,400 and reimbursement for personal tax and financial advisory services of $1,200, and participated in the Company’s executive health care plan.

Tax Deductibility of Executive Compensation. The Internal Revenue Code limits the deductibility for federal income tax purposes of non-performance based compensation in excess of $1,000,000 provided to certain executive officers. As the Company’s current compensation structure generally does not contemplate annual compensation to any executive in excess of $1,000,000, the Compensation Committee has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific transactions. If the proposed recapitalization described in “Proposal 2: Amendment of the Certificate of Incorporation” is effected, however, the value of the proposed transfer of Class B Common Stock by the Olberz Trust to Messrs. Levra and Kaminsky would exceed $1,000,000 and, accordingly, the deductability of the imputed compensation associated with that transfer would be limited. See “Proposal 3: Approval of Transfer.”

Dated: June 14, 2005	COMPENSATION COMMITTEE John R. Attwood Donald J. Howard Kenneth Olsen

Executive Compensation

The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the “Named Executive Officers”), information concerning all cash and non-cash compensation awarded, earned or paid for services to the Company in all capacities for each of the three years ended March 31, 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Position(1)	Year	Salary ($)	Bonus ($) (2)	Securities Underlying Options/ SARs (#) (3)	All Other Compensation ($)(4)
	2005	300,000	—	—	33,881
Norbert Olberz,	2004	300,000	—	—	42,929
Chairman Emeritus (5)	2003	300,000	—	—	25,400

Craig L. Levra,	2005	330,000	231,000	—	23,578
Chairman of the Board, President	2004	290,000	50,487	—	635,653	(8)
and Chief Executive Officer (6)	2003	290,000	—	—	20,217

Howard K. Kaminsky,
Executive Vice President-Finance,	2005	212,923	86,000	—	12,492
Chief Financial Officer and	2004	201,000	41,200	4,000	218,690	(8)
Secretary (7)	2003	196,000	—	—	13,283

Dennis D. Trausch,
Executive Vice	2005	163,846	66,000	12,500	26,800
President-Growth and	2004	157,500	28,000	4,000	31,835
Development (9)	2003	155,000	—	—	34,471

Jeffrey A. Lichtenstein,
Senior Vice President -	2005	138,302	57,250	12,500	22,739
Risk Management (10)	2004	131,500	20,400	4,000	40,218

Tim A. Anderson, Vice
President - Retail Operations	2005	150,442	60,800	12,500	11,550
(11)	2004	143,000	25,550	4,000	15,996

_____________

(1)	For a description of the employment agreements between certain officers and the Company, see “Employment Agreements.”
(2)

Consists of amounts paid pursuant to the Executive Bonus Plan, together with a discretionary bonus in the amount of $8,250, $7,200 and $7,600 paid to Messrs. Trausch, Lichtenstein and Anderson, respectively. See “Incentive Compensation Plans - Executive Bonus Plan.”

(3)	Represents options granted under the 2004 Plan. See “Incentive Compensation Plans - 2004 Equity Incentive Plan.”
(4)

Unless otherwise stated, represents employer contributions under the 401(k) Plan and personal benefits, including, but not limited to, group health insurance, automobile allowances, reimbursement of personal tax and financial advisory services and participation in the Company’s executive health care plan.

(Footnotes continued on next page)

(Footnotes continued from prior page)

(5)

Mr. Olberz has served as Chairman Emeritus since August 2001, Chairman of the Board from 1959 to August 2001, Interim President from April 1995 to November 1997 and Interim Chief Executive Officer from April 1995 to August 1999.

(6)	Mr. Levra has served as Chairman of the Board since August 2001, President since November 1997 and Chief Executive Officer since August 1999.
(7)	Mr. Kaminsky has served as Chief Financial Officer since 1985, Executive Vice President-Finance since May 2000 and Secretary since July 1995.
(8)

Includes the fair market value of $337,270 and $111,648 on the grant date of shares awarded by the Olberz Trust to Messrs. Levra and Kaminsky, respectively, together with a cash bonus to pay income taxes thereon, paid by the Company.

(9)	Mr. Trausch has served as Executive Vice President - Growth and Development since April 2002, and Executive Vice President-Operations from June 1988 until April 2002.
(10)	Mr. Lichtenstein was appointed Senior Vice President - Risk Management in October 2003.
(11)	Mr. Anderson was appointed Vice President - Retail Operations in October 2003.

Stock Option Grants

The following table sets forth certain information regarding the grant of stock options during the fiscal year ended March 31, 2005 to the Named Executive Officers.

OPTION/SAR GRANTS IN FISCAL YEAR 2005

Name of Officer	Individual Grants
	Number of Securities Underlying Options/SARs Granted (1)	Percent of Total Options/SARs Granted To Employees In Fiscal Year(2)	Exercise or Base Price(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)

					5%	10%
Dennis D. Trausch	12,500	9.8	$12.70	8/26/14	$ 99,837	$253,007
Jeffrey A. Lichtenstein	12,500	9.8	$12.70	8/26/14	$ 99,837	$253,007
Tim A. Anderson	12,500	9.8	$12.70	8/26/14	$ 99,837	$253,007

_________________

(1)	These options first become exercisable at the rate of 20% per year. Upon certain changes in control of the Company, these options become fully exercisable.
(2)	Options to purchase an aggregate of 127,500 shares were granted during the fiscal year ended March 31, 2005.
(3)

The exercise price is equal to the closing price of the Company’s Common Stock on the date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(4)

The Potential Realizable Value is the product of (a) the difference between (i) the product of the last reported sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at March 31, 2005. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

Option Exercises and Holdings

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended March 31, 2005, the number of shares of Common Stock issuable upon the exercise of stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sale price of the Common Stock on Nasdaq on March 31, 2005 ($13.55).

None of the Named Executive Officers exercised options during fiscal 2005, and none of them hold stock appreciation rights (“SARs”).

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2005

AND FISCAL YEAR-END OPTION/SAR VALUES

Name of Officer	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at March 31, 2005		Value of Unexercised In-the-Money Options at March 31, 2005 (1)

			Exercisable	Unexercisable	Exercisable	Unexercisable
Craig L. Levra	—	—	302,000	8,000	$2,603,100	$39,600
Howard K. Kaminsky	—	—	192,000	7,000	1,800,266	37,614
Dennis D. Trausch	—	—	179,500	17,000	1,662,093	46,342
Jeffrey A. Lichtenstein	—	—	39,500	15,000	286,773	36,442
Tim A. Anderson	—	—	19,100	22,400	87,971	74,144

_______________

(1)

The value of unexercised “in-the-money” options is the difference between the last reported sale price of the Common Stock on March 31, 2005 ($13.55 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

Incentive Compensation Plans

2004 Equity Incentive Plan

General. The 2004 Equity Incentive Plan (the “2004 Plan”) became effective on August 2, 2004. Under the 2004 Plan, awards may be granted to employees, directors and consultants of the Company and its affiliates. The purpose of the 2004 Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

The maximum number of shares of Common Stock which may be issued under the 2004 Plan is 1,021,132. As of August 15, 2005, 193,000 shares were subject to outstanding awards, and there were 828,132 shares available for issuance under awards that may be granted in the future.

Administration. The 2004 Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the 2004 Plan, the Committee has a wide degree of flexibility in determining the recipients of awards, the terms and conditions of awards, and the number of shares or amount of cash to be issued pursuant thereto, including conditioning the receipt or vesting of awards upon the achievement by the Company of specified performance criteria. The expenses of administering the 2004 Plan are borne by the Company.

Terms of Awards. The 2004 Plan authorizes the Committee to enter into options, stock awards, SARs or cash awards with an eligible recipient. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

An award granted under the 2004 Plan may include a provision accelerating the receipt of benefits upon the occurrence of specified events, such as a change of control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transactions. The Committee may grant options that either are intended to be “incentive stock options” as defined under Section 422 of the Internal Revenue Code (the “Code”), or are not intended to be incentive options (“non-qualified stock options”). Incentive stock options may be granted only to employees.

No incentive stock option may be granted under the 2004 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000. As a result of Section 162(m) of the Code, and to provide the Committee flexibility in structuring awards, the 2004 Plan states that the aggregate number of shares subject to awards granted under the 2004 Plan during any calendar year to any one recipient shall not exceed 250,000, except that in connection with his or her initial service, an award may be granted conveying an additional 250,000 shares.

If awards granted under the 2004 Plan expire, are canceled or otherwise terminate without being exercised, the Common Stock not purchased pursuant to the award again becomes available for issuance under the 2004 Plan. Awards may not be granted under the 2004 Plan on or after the tenth anniversary of the effectiveness of the 2004 Plan.

Payment of Exercise Price. An award may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, or to pay all or part of such recipient’s tax withholding obligation with respect to such issuance, by (i) delivering cash, or (ii) delivering previously owned shares of capital stock of the Company or (iii) delivering consideration received by the Company under a broker assisted sale and remittance program, the terms and conditions of which will be determined by the Committee.

Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 2004 Plan to the extent required by applicable laws or stock exchange rules. In addition, without limiting the foregoing, unless approved by the Company’s stockholders, no such amendment shall be made that would: (1) increase the maximum number of shares for which awards may be granted under the 2004 Plan, other than an increase pursuant to a change in the Company’s capitalization; (2) reduce the exercise price of outstanding options; or (3) change the class of persons eligible to receive awards under the 2004 Plan. No such action by the Board or stockholders may alter or impair any award previously granted under the 2004 Plan without the written consent of the recipient. Unless terminated earlier, the 2004 Plan shall terminate ten years from the effective date.

Term. Awards may not be granted under the 2004 Plan on or after the tenth anniversary of the effective date. Although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award on or after the twentieth anniversary of the effective date.

Terms and Conditions of Stock Awards. Each stock award agreement will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retained and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Committee, (5) restrictions on transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the 2004 Plan, as may be determined from time to time by the Committee.

Terms and Conditions of Cash Awards. Each cash award agreement will contain provisions regarding (1) the performance goals and maximum amount payable to the recipient as a cash award, (2) the performance criteria and level of achievement versus the criteria that will determine the amount of such payment, (3) the period as to which performance shall be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with the 2004 Plan, as may be determined from time to time by the Committee. The maximum amount payable as a cash award that is settled for cash may not exceed $2,000,000.

Performance Goals. The business criteria on which performance goals are based under the 2004 Plan will be determined on a case-by-case basis by the Committee. The performance criteria may include (l) cash flow; (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (3) earnings per share (pre and after tax); (4) growth in earnings or earnings per share; (5) stock price; (6) return on equity or average stockholders’ equity; (7) total stockholder return; (8) return on capital; (9) return on assets or net assets; (10) return on investment; (11) revenue; (12) income or net income; (13) operating income or net operating income; (14) operating profit or net operating profit; (15) operating margin; (16) return on operating revenue; (17) market share; (18) contract awards or backlog; (19) overhead or other expense reduction; (20) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (21) credit rating; (22) strategic plan development and implementation; (23) EBITDA, (24) comparable store sales; (25) labor productivity; (26) gross profit percentage of sales or dollars; (27) inventory turn; (28) new store performance; (29) new store sales; (30) new store profitability; (31) number of new stores opened; and (32) any other similar criteria as may be determined by the Committee.

Adjustments. If there is any change in the stock subject to the 2004 Plan or subject to any award made under the 2004 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in kind, stock split, liquidating dividend, combination or exchange of shares, change in corporate structure or otherwise), the 2004 Plan and shares outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the 2004 Plan and the class, number of shares and price per share of stock subject to such outstanding options as determined by the Committee to be fair and equitable to the holders, the Company and the stockholders. In addition, the Committee may also make adjustments in the number of shares covered by, and the price or other value of, any outstanding awards under the 2004 Plan in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

1992 Incentive Award Plan

The 1992 Incentive Award Plan (the “1992 Plan”) became effective in October 1992. The 1992 Plan authorized the granting of certain incentive awards including stock appreciation rights, non-qualified stock options, incentive stock options, restricted stock, dividend equivalents and performance awards. The 1992 Plan was amended on August 6, 1998 and August 1, 2002.

Although the 1992 Plan terminated on August 1, 2004, awards outstanding on that date may be exercised or settled after that date in accordance with their terms. Any shares not issued under the 1992 Plan are added to the shares available for issuance under the 2004 Plan.

As of August 15, 2005, there were 882,500 shares of the Company’s Common Stock subject to outstanding options granted under the 1992 Plan.

The 1992 Plan provided for the grant of incentive stock options to employees of the Company. The 1992 Plan also provided for the grant of non-qualified stock options to the Company’s officers, employees or consultants. Incentive stock options may have certain tax advantages for the optionee as compared to non-qualified stock options. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant or 110% of such fair market value in the case of an optionee who holds more than 10% of the Company’s Common Stock. The exercise price of a non-qualified stock option may not be less than 100% of the fair market value of the Company’s Common Stock on the grant date. Shares subject to an option granted under the 1992 Plan may be purchased for cash or its equivalent, including shares of Common Stock. Options expire ten years after the grant date, with the exception of incentive stock options held by a holder of 10% or more of the outstanding Common Stock, which expire five years after the grant date.

Executive Bonus Plan

The Company maintains a bonus plan under which, subject to an overall maximum, certain executive officers may earn a bonus equal to a percentage of their annual base salaries, if the Company meets the pre-tax profit objective set by the Compensation Committee at the beginning of the fiscal year. If the Company meets or exceeds the profit objective, each executive officer, other than Mr. Olberz, is entitled to receive a bonus of between 35% and 70% of their annual base salary. Generally, if the Company achieves 90% or more of the profit objective, but less than 100%, these executives receive 50% of a full annual bonus plus 5% for each full percentage point above 90% achieved.

401(k) Plan

Eligible employee participants could make voluntary contributions to a qualified retirement plan with a 401(k) feature (the “401(k) Plan”), through payroll deductions which are matched, in part, by the Company’s contributions. Such contributions can be used by the participant to purchase interests in certain mutual funds or shares of the Company’s Common Stock.

Each employee twenty-one years of age or older is eligible to participate in the 401(k) Plan on the first day of the pay period after completing three months of service. There are currently approximately 2,700 employees of the Company who are eligible to participate in the 401(k) Plan. Subject to compliance with certain nondiscrimination tests which limit contributions of or on behalf of “highly compensated employees” (as such term as defined in the federal tax laws), the participants may make an annual contribution equal to from 2% up to and including 100% of their salary compensation or $14,000 (whichever is less).

Equity Compensation Plan Information

The following table shows outstanding options, their weighted exercise price, and options remaining available for issuance under the Company’s existing compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Plans Approved by
Stockholders	1,075,500	$6.83	828,132

Plans Not Approved by
Stockholders (None)	—	—	—

____________________

(1)

Excludes 4,361,910 shares of Common Stock which may be purchased by SC Option, LLC from the Olberz Trust upon the death of the Principal Stockholder. See “Certain Relationships and Related Transactions – Succession Plan.”

Employment Agreements

The Company has entered into an employment agreement with Norbert Olberz. The term of employment commences on April 1, 2000 and terminates on March 31, 2014 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless 30 days notice is given by either party. Mr. Olberz is entitled to (i) receive an annual base salary of $300,000 until September 30, 2005 and $150,000 thereafter (subject to increase from time to time in the discretion of the Board), (ii) receive a $1,500 monthly automobile allowance, (iii) receive reimbursement for personal tax and financial advisory services up to $1,500 per year, (iv) participate in such health care plans, and receive such life insurance, as may be provided to executive officers generally and (v) receive reimbursement for secretarial assistance up to $2,500 per month. In the event Mr. Olberz dies before the end of the term, his spouse, if living, will be entitled to receive one-half of such amounts. The Company has the right to terminate Mr. Olberz’ employment only for “cause” (as defined in such employment agreement).

The Company has entered into employment agreements, as amended, with each of Messrs. Levra, Kaminsky and Trausch. The term of employment of Mr. Levra commences on July 1 of each year and terminates on the following June 30 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless notice of termination is given by either party at least 30 days prior to the end of the term. The term of employment of Messrs. Kaminsky and Trausch commences on July 1 of each year and terminates on the following June 30 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless notice of termination is given by either party at least 30 days prior to the end of the term. Messrs. Levra, Kaminsky and Trausch are entitled to (i) receive an annual base salary (subject to increase from time to time in the discretion of the Board) of $330,000, $221,450 and $171,600, respectively, (ii) participate in the executive bonus program, (iii) receive a monthly automobile allowance in the amount of $1,200 for Mr. Levra and $900 for Messrs. Kaminsky and Trausch, (iv) receive reimbursement for personal tax and financial advisory services up to $1,200 per year for Mr. Levra and $750 per year for Messrs. Kaminsky and Trausch, and (v) participate in all plans provided to executive officers or employees generally. In the event employment is terminated by the Company without “cause” (as defined in such employment agreements) or by the employee for specified causes, Mr. Levra will be entitled to his annual base salary for 24 months, Mr. Kaminsky will be entitled to his annual base salary for 12 months, and Mr. Trausch will be entitled to his annual base salary for six months.

Code of Conduct

The Company has adopted a Code of Conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Conduct is available on the Company’s website, www.sportchalet.com. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Conduct applicable to our Chief Executive Officer and senior financial executives on our website within two business days following the date of such amendment or waiver.

Report of the Audit Committee of the Board of Directors

The Report of the Audit Committee of the Board of Directors shall not be deemed filed under the Securities Act or under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of three of the Company’s directors. Each member of the Audit Committee meets the independence and experience requirements of the Nasdaq Stock Market and the independence requirement of the SEC. The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2005; and
•	Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”);
•

Reviewed and discussed with the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”); and

•

Reviewed and discussed with the independent registered public accounting firm whether the rendering of the non-audit services provided by them to the Company during fiscal 2005 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board and is assessed annually for adequacy by the Audit Committee. The charter is available on the Company’s website at www.sportchalet.com.

The Audit Committee held six meetings with the independent registered public accounting firm during fiscal 2005, in each case with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s registered public accounting firm is independent.

Based upon the reviews and discussions described above, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee selected Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006, subject to ratification by the Stockholders at the Meeting.

Dated: June 14, 2005	AUDIT COMMITTEE

Kenneth Olsen

Al D. McCready

Frederick H. Schneider

Performance Graph

The following graph compares the yearly percentage change in cumulative total stockholder return of the Company’s Common Stock during the period from April 1, 2000 to March 31, 2005 with (i) the cumulative total return of the Nasdaq market index and (ii) the cumulative total return of the S&P Specialty Stores Index. The comparison assumes $100 was invested on April 1, 2000 in the Common Stock and in each of the foregoing indices and the reinvestment of dividends through March 31, 2005. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Certain Relationships and Related Transactions

Property Leases

The Company leases from corporations controlled by Norbert Olberz, the Chairman Emeritus and the Company’s principal stockholder (the “Principal Stockholder”), its corporate offices in La Cañada and its stores in La Cañada, Huntington Beach and Porter Ranch, California. The Company has incurred rental expense to the Principal Stockholder of $2.4 million, $2.5 million and $2.2 million in fiscal 2005, 2004 and 2003, respectively. Management believes that the occupancy costs under the leases with corporations controlled by the Principal Stockholder are no higher than those which would be charged by unrelated third parties under similar circumstances.

Succession Plan

On December 20, 2002, Norbert Olberz, the Company’s founder and principal stockholder, and his wife, Irene Olberz, as co-trustees of the Olberz Family Trust, a revocable grantor trust (the “Olberz Trust”), granted to SC Option, LLC, a newly formed California limited liability company (the “LLC”), an option (the “Option”) to purchase, under certain circumstances, all of the shares (currently 4,361,900) of the Company’s Common Stock (the “Option Shares”) held by the Olberz Trust. The managers of the LLC currently are Craig L. Levra and Howard K. Kaminsky, who hold 59.1% and 39.4%, respectively, of the interests in the LLC. Other members of the LLC are Dennis D. Trausch, Jeffery A. Lichtenstein and Tim A. Anderson, the Company’s Executive Vice President – Growth and Development, Senior Vice President – Risk Management and Vice President – Retail Operations, respectively, each of whom holds a 0.5% interest in the LLC. The Option was initially exercisable for 181 days from the date of the death (“vesting” or “measurement” date) of Mr. Olberz, at an exercise price equal to the market price on the date of Mr. Olberz’ death. The LLC and the Olberz Trust entered into the Option to provide for an orderly transition of control of the Company upon the death of Mr. Olberz. The Option is subject to termination upon certain events, including the mutual consent of the Trust and the LLC or in the event that Craig L. Levra ceases to be the Chief Executive Officer of the Company for any reason. The Olberz Trust may borrow against the shares until the vesting date and may also sell shares, provided the Olberz Trust maintains ownership of at least 51% of the Company’s shares on a fully diluted basis. In addition, the purchase of the Option Shares by the LLC upon exercise of the Option is subject to certain conditions, including the ability of the LLC to obtain sufficient financing to purchase the Option Shares. The Option was negotiated directly between Norbert Olberz and the members of the LLC. On June 11, 2004, the Option was amended to extend the exercise period from 181 days to 365 days from the date of Mr. Olberz’ death.

For financial accounting purposes, the grant of the Option by the Olberz Trust is being treated in a manner consistent with a grant of an option by the Company. The Company has also treated the grant of the Option to the LLC as if the grant was made directly to employees of the Company, as the members of the LLC are employees of the Company and no non-employee services will be provided to the Company by the LLC or members of the LLC and, for economic and tax purposes, the LLC is a pass through entity in that all income or losses of the LLC are passed through to its individual members. In addition, vesting of the Option, except for the Company’s Chief Financial Officer, is contingent upon continued employment. Because the Option has been granted with an exercise price equal to the market price on the measurement date, the Company will not be required to recognize compensation expense in connection with the grant of the Option. The fair value of the Option is being recognized as compensation expense for purposes of calculating pro forma net income and pro forma earnings per share as required by FASB Statement No. 123, Accounting for Stock-Based Compensation. The fair value for the Option was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: weighted-average risk-free interest rate of 4.0%; dividend yields of 0%; weighted-average volatility factors of the expected market price of the Company’s Common Stock of 0.407; and an expected life of the Option of 365 days. For purposes of pro forma disclosures, the estimated fair value of $4.3 million for the Option, as amended, is being amortized to expense over the Option’s vesting period, which has been estimated at nine years.

For a more complete description of the Option, see the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2002. The Olberz Trust has agreed to use its best efforts in good faith to effect the transactions described in “Proposal 2: Amendment of the Certificate of Incorporation,” including the termination of the Option. However, the Olberz Trust has not entered into a written agreement with the LLC relating to the Transfer (as defined below) or with Craig L. Levra or Howard K. Kaminsky relating to the termination of the Option.

Loans

In March 1998, the Olberz Trust committed 293,625 shares of Common Stock for awards to 100 employees and directors, all of which shares subsequently were awarded. Dennis D. Trausch was awarded 25,000 shares. The Company loaned each recipient of shares the amount necessary to pay the income taxes due on the stock award, which loans bear interest at the rate of 6.0% per year. In addition, in connection with the grant by the Company to Craig L. Levra of 25,000 shares of Common Stock in each of October 1997 and October 2000, the Company loaned Mr. Levra the amount necessary to pay the income taxes due on the stock awards, which loans bear interest at the rate of 6.0% per year. The largest balance of such loans to Messrs. Levra and Trausch in fiscal 2005 was $71,000 for Mr. Levra and $29,800 for Mr. Trausch. Messrs. Levra and Trausch repaid the loans in full on June 22, 2005.

Compliance with Reporting Requirements of Section 16

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has filed timely all reports required to be filed in fiscal 2005, except for Frederick H. Schneider, a director of the Company, who failed to file one Form 4 reporting the sale of 3,250 shares of Common Stock on February 15, 2005.

PROPOSAL 2

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

Summary

At the Meeting, the Stockholders will be asked to consider and vote upon a proposed amendment (the “Amendment”) of Article IV of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would:

•	increase the authorized number of shares of all classes of capital stock from 17,000,000 to 50,000,000;
•	authorize 46,000,000 shares of Class A Common Stock, 2,000,000 shares of Class B Common Stock and 2,000,000 shares of preferred stock;
•	establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock; and
•	reclassify each outstanding share of Common Stock as 0.25 share of Class B Common Stock.

The summary of the Amendment set forth below should be read in conjunction with, and is qualified in its entirety by, the full text of Article IV, as proposed to be amended, attached to this Proxy Statement as Exhibit A.

Under Delaware law, approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal at the Meeting. As of the Record Date, the Principal Stockholder beneficially owned approximately 65.2% of the issued and outstanding shares of Common Stock. As a result, the Principal Stockholder will have the power to approve the Amendment without the affirmative vote of any other stockholder. Stockholders will have no dissenters’ or appraisal rights with respect to the Amendment. The Principal Stockholder has indicated that he intends to vote all shares owned by him “FOR” the approval of the Amendment. See “General Information – Voting Rights.”

If the Amendment is approved by the Stockholders, the Board intends to file a Certificate of Amendment with the Secretary of State of the State of Delaware which gives effect to the Amendment. The Amendment will be effective immediately upon acceptance of filing by the Secretary of State. The Board reserves the right to abandon or delay the Amendment even if it is approved by the Stockholders.

The Board has declared, subject to stockholder approval of the Amendment and filing and acceptance of the Certificate of Amendment, a dividend of seven shares of Class A Common Stock for each share of Class B Common Stock outstanding on the record date for the dividend (the “Dividend”). The Board has set September 22, 2005 as the record date for the Dividend. Stockholder approval of the Dividend is not required under Delaware law and is not being solicited by this Proxy Statement. The Board reserves the right to abandon, delay or modify the Dividend even if the Amendment is approved by the Stockholders and the Certificate of Amendment is filed with and accepted by the Secretary of State. The Dividend is expressly conditioned upon stockholder approval of the Amendment and the filing and acceptance of the Certificate of Amendment.

The Amendment and the Dividend will not affect the relative voting power or equity interest of any stockholder because the Amendment and the Dividend both will affect each stockholder in proportion to the number of shares of Common Stock owned by him or her prior to effectiveness of the Amendment.

Under the Amendment, the outstanding shares of Common Stock will be reclassified as shares of Class B Common Stock without change to their current rights, preferences, privileges and restrictions. As more fully described below, the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock will be substantially the same as those relating to the Class B Common Stock, except that:

•	the holder of each share of Class A Common Stock will be entitled to 1/20th of one vote on each matter presented to the stockholders of the Company;
•	the holder of each share of Class B Common Stock will be entitled to one vote on each such matter;
•	the holders of Class A Common stock will vote as a separate class for the election of one director;
•

the affirmative vote of the holders of the Class A Common Stock, voting as a separate class, will be necessary to (i) increase the authorized shares of Class B Common Stock, (ii) amend Section 2 of Article IV of the Certificate of Incorporation and (iii) approve a repurchase of more than 10% of the Class B Common Stock of the Company, unless a repurchase offer for the same percentage of the Class A Common Stock is made at the same per share price;

•

the Class A Common Stock and the Class B Common Stock each will be entitled to vote as a separate class on any reverse stock split which results in the holders of more than 5% of such class of Common Stock being converted into fractional shares; and

•	the holder of each share of Class A Common Stock will be entitled to receive a cash dividend equal to 110% of any regular cash dividend paid with respect to a share of Class B Common Stock.

The holders of the Class A Common Stock will vote as a separate class for the election of one director who must be “independent” as defined in the rules of Nasdaq. On all other matters, the Class A Common Stock and the Class B Common Stock will vote as a single class, except as otherwise described below or required by applicable law. Except as otherwise described below, neither the Class A Common Stock nor the Class B Common Stock will be convertible into the other, and there will be no restrictions on the transferability of either class. For a description of the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock, see “Description of Class A Common Stock and Class B Common Stock.”

The Amendment will contain a provision (the “Class A protection provision”) which will generally require that any person or group that acquires more than 10% of the outstanding Class B Common Stock after effectiveness of the Amendment, must commence a public tender offer to acquire a corresponding proportion of the Class A Common Stock. If the acquiring stockholder fails to make the tender offer, or to purchase the shares tendered, the voting rights with respect to the Class B Common Stock acquired after the Amendment would be automatically suspended. See “Description of the Class A Common Stock and the Class B Common Stock – Class A Protection Provision.”

The National Association of Securities Dealers, Inc. (the “NASD”) has advised the Company that the Amendment complies with its rule regarding classes of common stock with different voting rights. The Company anticipates that both the Class A Common Stock and the Class B Common Stock will be eligible to be traded on the Nasdaq National Market System. Although the market prices of the Class A Common Stock and the Class B Common Stock will depend on many factors, the Company expects that the market price will reflect the effect of a two-for-one stock split. See “Certain Other Effects of the Recapitalization – NASD Criteria.”

The Board has approved, subject to stockholder approval, certain amendments to the Company’s Incentive Plans to conform the terms of the plans to the proposed changes in the capital stock of the Company.

After effectiveness of the Amendment, the Company’s transfer agent will deliver to each record holder of existing Common Stock a transmittal letter requesting such record holder to surrender all certificates representing shares of existing Common Stock. New certificates representing the Class B Common Stock will then be issued. The existing Common Stock certificates will, until surrendered, represent the number of shares of Class B Common Stock to which such record holder is entitled. At the time of the Dividend, certificates representing the Class A Common Stock will be issued. See “Surrender and Distribution of Stock Certificates.” STOCKHOLDERS SHOULD NOT SEND ANY CERTIFICATES TO THE COMPANY WITH THE ENCLOSED PROXY.

No fractional shares of Class B Common Stock will be issued as a result of the Amendment. Any stockholder who would otherwise be entitled to receive a fraction of a share of Class B Common Stock shall, in lieu of receiving such fractional share, be entitled to receive a cash payment equal to such fraction multiplied by the fair market value of a share of Class B Common Stock as determined in good faith by the Board.

On December 20, 2002, the Principal Stockholder and his wife, as co-trustees of the Olberz Family Trust, a revocable grantor trust (the “Olberz Trust”), granted to SC Option, LLC, a newly formed California limited liability company (the “LLC”), an option (the “Option”) to purchase, under certain circumstances, all of the shares of the Company’s Common Stock held by the Olberz Trust. The members of the LLC are the Company’s executive officers. The Option is exercisable for 365 days from the date of the death of the Principal Stockholder, at an exercise price equal to the market price on the date of the Principal Stockholder’s death. The LLC and the Olberz Trust entered into the Option to provide for an orderly transition of control of the Company upon the death of the Principal Stockholder. For a more complete description of the Option, see the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2002.

The Olberz Trust has agreed to use its best efforts in good faith to effect the transactions contemplated by the Recapitalization (as defined below), including (i) the transfer (the “Transfer”) to Messrs. Levra and Kaminsky of such number of shares of Class B Common Stock as would be necessary, when added to the shares owned by them, to give them at least 45% (on a fully diluted basis) of the combined voting power of the Class A Common Stock and the Class B Common Stock following the effectiveness of the Amendment and the Dividend, and (ii) the termination of the Option concurrent with the effectiveness of the Transfer. However, the Olberz Trust has not entered into a written agreement with Messrs. Levra and Kaminsky relating to the Transfer or with the LLC relating to the termination of the Option.

Messrs. Levra and Kaminsky have agreed to certain additional restrictions on their acquisition, transfer and voting of shares of Class B Common Stock. See “-- Background -- Settlement of Litigation.”

The term “Recapitalization” is used in this Proxy Statement to mean, collectively, the Amendment, the Dividend and the Transfer.

The Recapitalization involves a number of risks and uncertainties which are described below under “Certain Potential Disadvantages of the Recapitalization” and elsewhere in this Proxy Statement.

Recommendation of the Board

The Board believes that the Amendment is advisable and in the best interests of the Company and its stockholders and unanimously recommends a vote “FOR” the Amendment. In determining to approve the Amendment and the Dividend and to recommend the Amendment and the Transfer, the Board considered the alternatives available to the Company and the potential advantages, disadvantages and other effects of the Recapitalization, which are described below under “Background,” “Reasons for the Recapitalization,” “Certain Potential Disadvantages of the Recapitalization” and “Certain Other Effects of the Recapitalization.” The Board also considered the unanimous recommendation in favor of the Recapitalization by a special committee (the “Special Committee”) consisting of all the independent directors of the Company, which recommendation was based in part on the opinion of Wedbush Morgan Securities Inc. that, as of April 5, 2005, the proposed Recapitalization was fair to the public stockholders of the Company from a financial point of view. The term “public stockholders” excludes the Principal Stockholder and Messrs. Levra and Kaminsky. See “Background” and “Fairness Opinion.”

Background

Deliberations of the Board

From time to time since the Company’s initial public offering in 1992, the Board has considered the effect on the Company and the market for the Common Stock of the controlling interest held by the Principal Stockholder. In August 2004, the Board directed management to identify, in cooperation with the Principal Stockholder’s advisors, strategic alternatives to provide for the orderly transition of the Principal Stockholder’s controlling interest.

At a special meeting of the Board held on August 2, 2004, management recommended, and the Board approved, the engagement of The Spartan Group, an investment bank (“Spartan”), to assist the Board in identifying and assessing the strategic alternatives. Between August 9, 2004 and November 1, 2004, Spartan interviewed the Principal Stockholder and the executive officers and directors of the Company concerning the principal objectives of a transition strategy and consulted with the Company’s legal counsel and accountants concerning the consequences of various alternatives.

At a special meeting of the Board held on November 1, 2004, Spartan summarized various strategic alternatives and the potential advantages, disadvantages and achievability of each, including, but not limited to, the sale of the Company to a strategic or a financial buyer, the creation of dual classes of common stock, the creation of an ESOP and maintaining the status quo. Between the date of this meeting and January 10, 2005, Spartan solicited the comments of the directors on each of these alternatives.

At a special meeting of the Board held on January 10, 2005, Spartan presented to the Board the comments received from the directors and a more detailed analysis of a potential dual class structure. Spartan’s presentation included the principal objectives of the dual class structure, the process of implementing a dual class structure, the possible terms of each class, the potential advantages, disadvantages and achievability of alternative terms, the relative trading prices of the dual classes issued by a number of companies, the likely relationship between the trading prices of the Company’s dual classes, and the potential effect of the dual class structure on the Company’s ability to raise capital.

At the special meetings of the Board held on November 1, 2004 and January 10, 2005, management informed the Board that the Principal Stockholder had considered each of the alternative strategies presented by Spartan and would not vote the shares of Common Stock beneficially held by him in favor of any such alternatives except the dual class structure.

At the special meeting held on January 10, 2005, the Board authorized management to further examine a dual class structure and, if appropriate, develop the specific terms and conditions and the methods of implementing such an alternative. The Board also established the Special Committee, consisting of Messrs. Attwood, Howard, McCready, Olsen and Schneider, who are all of the independent directors of the Company, to review in detail any proposal presented by management and to advise the Board whether to recommend any such proposal to the stockholders.

On January 10, 2005, following the meeting of the Board, the Special Committee held an organizational meeting to appoint Al D. McCready as chair, select independent counsel, discuss the role of the Special Committee, and discuss preliminarily the potential advantages, disadvantages and other effects of a dual class structure generally.

On January 27, 2005, the Special Committee held a meeting at which it retained Richards, Layton & Finger, P.A. (“RL&F”) as its independent counsel. During that meeting, the Special Committee’s legal advisors made a presentation to the Special Committee with respect to the role and obligations of the Special Committee in evaluating any proposal with respect to a recapitalization. At this meeting, the Special Committee also received a presentation from Spartan with respect to corporations with dual class common stock structures, including an analysis of the terms and conditions of the dual classes of common stock, trading and pricing information with respect to dual classes of common stock and an analysis of dual common stock class structures with concentrated stock ownership.

On February 7, 2005, the Special Committee held a meeting at which it discussed the status of the contemplated proposal with respect to a recapitalization. The Special Committee also discussed the possible retention of a firm to be retained to render a fairness opinion to the Special Committee in connection with a recapitalization and authorized further exploration into such retention.

On March 1, 2005, after extensive discussion among management, the Company’s legal counsel, and the Principal Stockholder and his legal counsel, management submitted to the Special Committee a written summary of the terms of the Recapitalization. The Olberz Trust also submitted a letter to the Company, dated February 28, 2005, in which the Olberz Trust agreed to use its best efforts in good faith to effect the Recapitalization, including (i) causing all shares of the Company’s Common Stock beneficially owned by the Olberz Trust to be voted in favor of any aspect of the Recapitalization presented to the Stockholders for approval, (ii) effecting the Transfer to Messrs. Levra and Kaminsky and (iii) terminating the Option.

On March 4, 2005, the Special Committee held a telephonic meeting at which Messrs. Levra and Kaminsky and representatives from Spartan outlined the proposed terms of the Recapitalization and answered questions from the Special Committee with respect to the proposed terms of the Recapitalization.

On March 8, 2005, the Special Committee held a meeting at which it received presentations from Wedbush Morgan Securities Inc. (“Wedbush Morgan”) and two other investment banking firms with respect to proposed retention by the Special Committee. On March 11, 2005, the Special Committee held a telephonic meeting at which it authorized the retention of Wedbush Morgan to render a fairness opinion to the Special Committee in connection with the proposed Recapitalization. The retention of Wedbush Morgan was formally documented on March 18, 2005.

Wedbush Morgan is an investment banking firm and member of The New York Stock Exchange and other principal exchanges in the United States, and is regularly engaged as part of its business in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements, secondary distributions of listed and unlisted securities, and valuations for corporate, estate, and other purposes. Wedbush Morgan was the managing underwriter of the Company’s initial public offering in 1992, has, from time to time, published research reports on the Company and made recommendations with respect to the Common Stock, and is a market maker for the Common Stock of the Company. The Special Committee selected Wedbush Morgan to provide a fairness opinion based upon, among other things, such expertise and experience with the Company.

Between March 18 and March 24, 2005, Wedbush Morgan began its review of the Company and the proposed terms of the Recapitalization and discussed the proposed terms of the Recapitalization with members of management, the Company’s legal counsel and members of the Special Committee.

On March 24, 2005, the Special Committee held a telephonic meeting at which Wedbush Morgan summarized for the Special Committee its analysis of the Recapitalization to date, and the Special Committee engaged in a detailed analysis of the terms of the Recapitalization.

Between March 24 and April 5, 2005, members of the Special Committee, members of management, Wedbush Morgan and counsel for the Special Committee and the Company engaged in discussions with respect to the terms of the proposed Recapitalization.

On April 5, 2005, the Special Committee held a meeting at which it received a detailed presentation from Wedbush Morgan with respect to the Recapitalization. At this meeting, Wedbush Morgan rendered its oral opinion, subsequently confirmed in writing, that, as of that date, the proposed Recapitalization was fair to the public stockholders of the Company from a financial point of view. For that purpose, the term “public stockholders” excluded the Principal Stockholder and Messrs. Levra and Kaminsky. The text of Wedbush Morgan’s opinion, dated April 5, 2005, is attached to this Proxy Statement as Exhibit B. For a summary of the financial analyses performed by Wedbush Morgan in connection with its opinion, see “Fairness Opinion.” Following Wedbush Morgan’s presentation, the Special Committee authorized management to proceed with the documentation of the Recapitalization for its formal consideration.

On April 22, 2005, management delivered to the Special Committee and Wedbush Morgan proposed forms of this Proxy Statement and the Certificate of Amendment containing the terms of the dual class structure. At a meeting of the Special Committee on April 25, 2005, Wedbush Morgan confirmed that the terms of the Recapitalization, including specifically the terms of the Class A Common Stock and the Class B Common Stock, as described in the form of Proxy Statement and Certificate of Amendment, were consistent with the terms of the Recapitalization as presented by the Special Committee to Wedbush Morgan in rendering its opinion on April 5, 2005. The Special Committee engaged in a detailed analysis of the proposed terms of the Recapitalization and received legal advice from RL&F with respect to the Recapitalization. The Special Committee unanimously determined that the Recapitalization is fair to and advisable and in the best interests of the Company and the public stockholders, and recommended to the Board that it approve the Recapitalization and recommend the Amendment to the Company’s stockholders.

The Special Committee unanimously determined that the potential advantages of the proposed Recapitalization outweigh the potential disadvantages of the proposed Recapitalization. For a description of the potential advantages, disadvantages and other effects of the Recapitalization considered by the Special Committee, see “Reasons for the Recapitalization,” “Certain Potential Disadvantages of the Recapitalization,” and “Certain Other Effects of the Recapitalization.” The Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the various factors.

At a special meeting of the Board held on April 25, 2005, following the meeting of the Special Committee, the Board unanimously determined that the Recapitalization is advisable and in the best interests of the Company and its stockholders, approved the Amendment and the related amendments of the Incentive Plans (see “Proposal No. 4: Amendments of the Incentive Plans”), declared the Dividend (subject to stockholder approval of the Amendment and the filing and acceptance of the Certificate of Amendment) and recommended that the stockholders vote “FOR” the Amendment, the Transfer and the related amendments of the Incentive Plans.

On August 29, 2005, the Special Committee held a meeting at which it approved the terms of the litigation settlement described below, and recommended to the Board that it approve the settlement and the Recapitalization and recommend the Amendment to the Company’s stockholders.

At a special meeting of the Board held on August 29, 2005, following the meeting of the Special Committee, the Board unanimously approved the settlement and the Recapitalization and recommended the Amendment to the Company’s stockholders.

Settlement of Litigation

On July 22, 2005, a purported stockholder of the Company brought an action captioned Miriam Gruber v. Sport Chalet, Inc., Norbert Olberz, Irene Olberz, Craig Levra, Howard K. Kaminsky, Al D. McCready, Eric S. Olberz, Frederick H. Schneider, John R. Attwood, Donald H. Howard and Kenneth Olson in the Court of Chancery of the State of Delaware (the “Court”). The action, which is purportedly brought individually, derivatively and as a class action on behalf of the public stockholders of the Company, challenges the Recapitalization. The complaint alleges that defendants breached their fiduciary duties to the Company’s public stockholders by, among other things, (i) diverting an opportunity of the Company to Messrs. Levra and Kaminsky; (ii) failing to seek the best available transaction that would maximize the benefits for the Company and all of its stockholders; (iii) approving transactions which are not entirely fair to the Company and its public stockholders; and (iv) attempting to entrench themselves in office. The complaint seeks, among other things, (i) a preliminary and permanent injunction against the Recapitalization; (ii) a declaration that the defendants have breached their fiduciary duties; (iii) damages; and (iv) an award of attorneys’ fees and expenses.

On August 26, 2005, the parties entered into a memorandum of understanding with respect to an agreement-in-principle to settle the action. The principal terms of the proposed settlement are:

Amendments to Section 2 of Article IV of the Certificate of Incorporation as follows:

•	the holders of the Class A Common Stock, voting as a separate class, will be entitled to elect one director who will be “independent” under the rules of Nasdaq;

•

the authorized number of shares of Class B Common Stock will not be increased without the consent of the holders of a majority of the Class A Common Stock present in person or by proxy at a meeting of stockholders, voting as a separate class;

•	no amendment will be made to Section 2 of Article IV of the Certificate of Incorporation without the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock;
•

solely for purposes of the Class A protection provision in Article IV of the Certificate of Incorporation, Messrs. Levra and Kaminsky will be considered as a “group” for such time as both are employees of the Company;

•	the Class A Common Stock will have identical rights to the Class B Common Stock with respect to any spin-off or other distribution of assets or securities;
•

dividends or other distributions payable in shares of Common Stock may include dividends in shares of Class B Common Stock to holders of Class B Common Stock solely in connection with a proportionate dividend to effect a split of the Common Stock;

•

the Company will not have the power to repurchase or otherwise acquire in excess of 10% of the outstanding shares of Class B Common Stock in any transaction unless either (i) the Company makes an offer to repurchase the same percentage of the Class A Common Stock for the same per share consideration as offered to the holders of Class B Common Stock or (ii) the holders of a majority of the Class A Common Stock, present in person or by proxy at a meeting of stockholders and voting as a separate class, approve the repurchase of the Class B Common Stock;

•

the Company will not effect a combination by means of a reverse stock split which results in the holders of more than 5% of the Class A Common Stock outstanding immediately prior to the reverse stock split being converted into fractional interests as a result of the reverse stock split, unless the reverse stock split is approved by the holders a majority of the outstanding Class A Common Stock, and the Company will not effect a combination by means of a reverse stock split which results in the holders of more than 5% of the Class B Common Stock outstanding immediately prior to the reverse stock split being converted into fractional interests as a result of the reverse stock split, unless the reverse stock split is approved by the holders of a majority of the outstanding Class B Common Stock;

•

other than with respect to proportional splits, subdivisions or combinations, the holders of Class A Common Stock will be entitled to be treated identically to the holders of Class B Common Stock on a per share basis in any reclassification or recapitalization of the Common Stock; and

•

the holders of Class A Common Stock will be entitled to receive the same amount and form of consideration received by the holders of Class B Common Stock in any business combination of the Company, any merger, business combination or consolidation of any subsidiary of the Company or any sale, lease or exchange of assets of the Company or any subsidiary of the Company.

Entry into a contract (the “Agreement”) between the Company and Messrs. Levra and Kaminsky, the principal terms of which are as follows:

•

Messrs. Levra and Kaminsky agree that, following the Transfer, they will not accept further gifts, bequests or other transfers of Class B Common Stock for less than market price from the Olberz Trust or Norbert Olberz or his affiliates;

•

the Company will not issue or sell to Messrs. Levra or Kaminsky any additional Class B Common Stock, or any options to purchase Class B Common Stock (except pursuant to the conversion of existing options) following the effectiveness of the Recapitalization;

•

Messrs. Levra and Kaminsky will not sell stock of the Company at a “Premium to Market Price” (as defined) if the transaction, directly or indirectly, would result in the transfer of 35% or more of the voting power of the Company on a fully diluted basis, unless all stockholders of the Company are offered the same per share consideration as Messrs. Levra and Kaminsky;

•	Messrs. Levra and Kaminsky agree that they will not enter into a voting agreement, voting trust or irrevocable proxy with each other with respect to their shares of stock of the Company;
•

the Company will not repurchase or otherwise acquire any shares of stock held by Messrs. Levra and Kaminsky at a “Premium to Market Price” (as defined), unless the same per share consideration is offered to all other stockholders of the Company; and

•

no change in the Agreement shall be valid without the unanimous approval of the Board and the affirmative vote of the holders of a majority of the outstanding Class A Common Stock, voting as a single class.

The following additional agreements:

•

this proxy statement has been amended to more clearly disclose the tax and accounting consequences to the Company of the Recapitalization (see “Certain Other Effects of the Recapitalization – Certain Federal Income Tax Consequences”);

•	The Principal Stockholder’s salary under his employment agreement will be reduced by 50%; and
•	Plaintiffs were given the opportunity to review and comment on this proxy statement.

The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement to be filed with the Court. The stipulation of settlement will be subject to customary conditions including Court approval following notice to the stockholders of the Company and consummation of the Recapitalization. Following the filing of the stipulation with the Court, a hearing will be scheduled at which the Court will consider the fairness, reasonableness and adequacy of the settlement which, if finally approved by the Court, will resolve all of the claims that were or could have been brought in the action being settled, including all claims relating to the Recapitalization. In addition, in connection with the settlement, the parties contemplate that plaintiff’s counsel will petition the Court for an award of attorneys’ fees and expenses to be paid by the Company. The amount of the award of attorneys’ fees and expenses that will be sought by plaintiff’s counsel has not yet been determined. The parties’ respective positions on the amount will be set forth in the notice to be sent to the Company’s stockholders prior to the hearing.

Reasons for the Recapitalization

The Board and the Special Committee believe that the potential advantages of the Recapitalization include the following.

Increase Liquidity

The Recapitalization will increase the number of the Company’s freely traded shares and, thereby, may cause the market price to more efficiently reflect the value of the Company’s shares, enhance the ability of institutional investors to acquire the Company’s shares and reduce the volatility in the market for the Company’s shares. The Recapitalization will double the number of the Company’s outstanding shares. The Recapitalization will also enable the Company to issue Class A Common Stock for various corporate purposes, without substantially diluting the voting power of existing stockholders. In addition, the Recapitalization will enable any stockholder to dispose of a portion of their investment in the Company, without substantially diluting their voting power, by disposing of Class A Common Stock and retaining Class B Common Stock. A disposition of Class A Common Stock by the Principal Stockholder would further increase the number of shares in the market. Accordingly, the Recapitalization may further increase the liquidity of the Company’s shares over time.

Enhance Stockholder Value

The Common Stock currently trades at a substantial discount to other specialty sporting goods retailers. The Board believes that this discount is due, in part, to the uncertainty surrounding the future of the Company on the death of the Principal Stockholder and to the limited Common Stock available for trading. The Recapitalization is intended to remove this uncertainty concerning the Company’s future and, as discussed above, to significantly increase the number of shares available for trading over time.

Increase Company Flexibility

The Recapitalization will enable the Company to issue Class A Common Stock, or securities convertible into Class A Common Stock, to raise additional capital to finance the Company’s growth, to effect acquisitions and in connection with employee equity incentive plans, without diluting the voting power or equity interest of any existing stockholder, including the Principal Stockholder and management.

Increase Stockholder Flexibility

The Recapitalization will enable existing stockholders, including the Principal Stockholder and management, to dispose of a portion of their investment in the Company, without substantially diminishing their respective voting power, by disposing of Class A Common Stock and retaining Class B Common Stock. Disposition of a stockholder’s Class A Common Stock would result in liquefying 87.5% of his investment with a loss of only 26% of his voting power. Accordingly, the Recapitalization will enable existing stockholders to diversify their holdings, for investment, estate planning and other purposes. In addition, subject to the Class A protection provision, stockholders could increase their relative voting power without proportionally increasing their equity investment by disposing of Class A Common Stock and purchasing Class B Common Stock.

Avoid Disruption of Strategy

The Recapitalization will enable the Principal Stockholder to liquefy a portion of his investment in the Company to diversify his holdings for investment, estate planning or other purposes without substantially reducing his voting power. Accordingly, the Recapitalization will enable management to focus its attention on maximizing long-term growth and profitability without fear of an unsolicited change in control. In addition, the Recapitalization may limit disruptive investments by third parties who may be anticipating or speculating on a potential change in control.

Preserve Corporate Culture

The Recapitalization will allow the existing management to preserve the Company’s corporate culture for the benefit of its customers, employees, vendors, stockholders, the communities it serves, and other stakeholders, without the fear of an unexpected change in control.

Facilitate Orderly Transition of Control

The Recapitalization will facilitate the orderly transition of control of the Company from the Principal Stockholder, who is 80 years old, to Messrs. Levra and Kaminsky and, thereby, remove the uncertainty surrounding the future of the Company on the death of the Principal Stockholder.

Maintain Business Relationships

The Recapitalization may strengthen the Company’s ability to enhance existing and potential business relationships with customers, landlords, vendors, lenders and other third parties, who may be, or may become, concerned about the possibility of an unsolicited change in control.

Key Employees

The Recapitalization may enhance the Company’s ability to attract and retain key employees who may be, or may become, concerned about the possibility of an unsolicited change in control. In addition, the ability to issue Class A Common Stock would increase the Company’s flexibility in structuring compensation so that key employees may participate in the growth of the Company.

Termination of Option

The Option was intended to provide for a orderly transition of control of the Company upon the Principal Stockholder’s death. However, because the Option is subject to the availability of financing, and the exercise date of the Option is uncertain, the Option has created uncertainty among existing and potential stockholders. The termination of the Option concurrent with the effectiveness of the Transfer will eliminate this uncertainty.

Certain Potential Disadvantages of the Recapitalization

Although the Board has unanimously determined that the Recapitalization is in the best interests of the Company and its stockholders, the Board recognizes that the Recapitalization involves certain potential disadvantages, including the following.

Effective Control by Management of the Company

If the Olberz Trust completes the Transfer, Messrs. Levra and Kaminsky will hold at least 45% (on a fully diluted basis) of the combined voting power of the Class A Common Stock and the Class B Common Stock, but only 9% of the aggregate economic interest in the Company. As a result, Messrs. Levra and Kaminsky likely would have the ability to elect all the directors of the Company (except the director elected by the Class A Common Stock) and to determine the outcome of any matter presented to the stockholders (except those matters on which a class vote of the Class A Common Stock is required), but their economic interest would not necessarily be aligned with that of the stockholders.

Anti-Takeover Effect

The Recapitalization, together with certain provisions of the current Certificate of Incorporation, may limit the likelihood of an unsolicited merger proposal, unsolicited tender offer, or proxy contest for the removal of directors. As a result, the Recapitalization might deprive the stockholders of the Company of an opportunity to sell their shares at a premium over prevailing market prices and make it more difficult to replace the directors and management of the Company.

As of the Record Date, the Principal Stockholder beneficially owned approximately 65.2% of the issued and outstanding shares of the existing Common Stock. In addition, other officers and directors owned approximately 4.4% of the existing Common Stock, held vested options to acquire an additional 11.5% of the existing Common Stock and held unvested options to acquire an additional 1.7% of the existing Common Stock. As a result, the Principal Stockholder and the other officers and directors have the ability to elect all the directors of the Company and to determine the outcome of any matter presented to the stockholders, including the approval or disapproval of any acquisition of the Company. The Recapitalization will allow the Principal Stockholder and the other officers and directors to continue to exercise such control even if they substantially reduce their existing investment in the Company by disposing of Class A Common Stock. In addition, subject to the Class A protection provision described below, the Principal Stockholder and the other officers and directors will be able to sell shares of Class A Common Stock and use the proceeds to purchase additional shares of Class B Common Stock, thereby increasing their collective voting power. Subject to the prohibition on the grant, issuance, sale or transfer of Class B Common Stock to Messrs. Levra and Kaminsky, the Company will also be able to issue Class B Common Stock (subject to the applicable rules of the NASD and the availability of authorized and unissued shares of Class B Common Stock) to persons deemed by the Board to be preferable to a potential acquiror, thereby diluting the voting power of that potential acquiror.

The Class A protection provision described below could make acquisition of voting control more expensive by requiring an acquiror of 10% or more of the outstanding shares of Class B Common Stock to purchase a corresponding proportion of Class A Common Stock. See “Description of the Class A Common Stock and the Class B Common Stock – Class A Protection Provision.” The Amendment also requires generally that the Class A Common Stock be treated equally with the Class B Common Stock with respect to mergers, business combinations, consolidations, dividends, recapitalizations and reclassifications, spin-offs and other distributions, sales of assets and any liquidation or dissolution. The current Certificate of Incorporation contains authority for the Board to issue up to 2,000,000 shares of preferred stock without stockholder approval. The Company has no current intention to issue any such shares. In addition, the current Certificate of Incorporation contains certain provisions that may have an “anti-takeover” effect. The current Certificate of Incorporation also does not provide for cumulative voting and, accordingly, a significant minority stockholder could not necessarily elect any designee to the Board. In addition, the current Certificate of Incorporation provides that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms and, accordingly, it would take at least two annual meetings to change a majority of the Board. Each of these provisions will remain in the amended Certificate of Incorporation.

The Board is not aware of any bona fide offer by any person or group, including the Principal Stockholder or management, to acquire any significant amount of Common Stock, or control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise, or in changing the Company’s current Board or management.

The Olberz Trust has agreed to use its best efforts in good faith to effect the transactions contemplated by the Recapitalization, including (i) the Transfer to Messrs. Levra and Kaminsky of such number of shares of Class B Common Stock as would be necessary, when added to the shares owned by them, to give them at least 45% of the combined voting power of the Class A Common Stock and the Class B Common Stock following the effectiveness of the Amendment and the Dividend, and (ii) the termination of the Option concurrent with the effectiveness of the Transfer. However, the Olberz Trust has not entered into a written agreement with Messrs. Levra and Kaminsky relating to the Transfer or with the LLC relating to the termination of the Option.

Brokerage Costs; Security for Credit

As is typical in connection with any stock split, brokerage charges and stock transfer taxes, if any, may be somewhat higher with respect to purchases and sales after the Recapitalization, assuming transactions of the same dollar amount, because of the increased number of shares involved.

The Company does not expect the Recapitalization to affect the ability of holders to use the Class A Common Stock or the Class B Common Stock as security for the extension of credit by financial institutions, securities brokers or dealers.

Investment by Institutions

The Recapitalization may affect the decision of certain institutional investors that would otherwise consider investing in the existing Common Stock. The holding of lower voting common stock, such as the

Class A Common Stock, may not be permitted by the investment policies of certain institutional investors or may be less attractive to managers of certain institutional investors.

Description of the Class A Common Stock and the Class B Common Stock

The Amendment would reclassify the outstanding Common Stock into Class B Common Stock and create the Class A Common Stock. The rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock are set forth in full in the text of the Amendment attached to this Proxy Statement as Exhibit A. The following summary of the Amendment should be read in conjunction with, and is qualified in its entirety by reference to, Exhibit A.

Voting

Under the Company’s current Certificate of Incorporation, the holder of each share of existing Common Stock is entitled to one vote on each matter presented to the stockholders. If the Amendment is approved by the Stockholders, each share of Class B Common Stock will continue to entitle the holder thereof to one vote on all matters on which stockholders are entitled to vote, including the election of directors (subject to the Class A protection provision described below). The holder of each share of Class A Common Stock will be entitled to 1/20th of one vote on each matter presented to the stockholders. The Class A Common Stock and the Class B Common Stock will vote on all matters as a single class, except as otherwise set forth below or as required by applicable law.

Notwithstanding the foregoing, (i) the Class A Common Stock and the Class B Common Stock each will be entitled to vote as a separate class on any reverse stock split which results in the holders of more than 5% of such class of Common Stock being converted into fractional shares, (ii) the holders of the Class A Common stock, voting as a separate class, will be entitled to elect one director who must be “independent” as defined in the rules of Nasdaq, and (iii) the affirmative vote of the holders of a majority of the shares of Class A Common Stock, voting as a separate class, will be required to increase the number of authorized shares of Class B Common Stock., amend Section 2 of Article IV of the Certificate of Incorporation and approve a repurchase of more than 10% of the Class B Common Stock by the Company, unless a repurchase offer for the same percentage of the Class A Common Stock is made at the same per share price.

Under Delaware law, the holders of the Class A Common Stock and the Class B Common Stock each will be entitled to vote as a separate class on any amendments to the Certificate of Incorporation which would (i) increase or decrease the aggregate number of authorized shares of such class, (ii) increase or decrease the par value of the shares of such class, or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. In such instances, the proposal would require the affirmative vote of a majority of the Class A Common Stock outstanding and entitled to vote on the amendment or the affirmative vote of a majority of the Class B Common Stock entitled to vote on the amendment, as applicable. Consequently, in circumstances where holders of Class A Common Stock are entitled to vote as a separate class pursuant to Delaware law, holders of Class A Common Stock, by withholding any required approval, can defeat a proposal notwithstanding that holders of Class B Common Stock vote in favor of the proposal.

Dividends and Other Distributions

Except as provided below, holders of Class A Common Stock and Class B Common Stock would be entitled to share ratably, on a per share basis, in all cash and non-cash dividends or distributions declared by the Board from time to time. Cash dividends may be paid to holders of one class of Common Stock only if a cash dividend is simultaneously paid to holders of the other class of Common Stock. The holder of each share of Class A Common Stock would be entitled to receive a cash dividend equal to 110% of any regular cash dividend paid with respect to a share of the Class B Common Stock. Stock dividends may be paid to holders of one class of Common stock only if such stock dividends are paid to holders of both classes of Common Stock on an equal per share basis and may be made only as follows: (i) in shares of Class A Common Stock to the holders of Class A Common Stock and to the holders of Class B Common Stock; (ii) in shares of Class A Common Stock to the holders of Class A Common Stock and in shares of Class B Common Stock to the holders of Class B Common Stock solely in connection with a proportionate dividend to effect a split of the Common Stock; or (iii) in any other authorized class or series of capital stock to the holders of both classes of Common Stock.

The Company may split, subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock only if the outstanding shares of the other class of Common Stock are proportionally split, subdivided or combined in the same manner and on the same basis; provided, however, that the Company will not effect any combination by means of a reverse stock split which results in the holders of more than 5% of the Class B Common Stock outstanding immediately prior to the reverse stock split being converted into fractional interests or fractional shares as a result of the reverse stock split, unless the combination was approved by the holders of a majority of the outstanding shares of Class B Common Stock; and provided further that the Company will not effect any combination by means of a reverse stock split which results in the holders of more than 5% of the Class A Common stock outstanding immediately prior to the reverse split being converted into fractional interests or fractional shares as a result of the reverse stock split, unless the combination was approved by the holders of a majority of the outstanding shares of Class A Common Stock. Other than with respect to a reclassification in connection with a split, subdivision or combination of shares of outstanding Common Stock as provided above, the holders of Class A Common Stock will be entitled to be treated identically to the holders of Class B Common stock on a per share basis in any reclassification or recapitalization of the Common Stock.

The Company has not paid any cash dividends to stockholders since its initial public offering in 1992. The Company currently intends to retain earnings for use in the operation and potential expansion of its business and, therefore, does not anticipate declaring or paying any cash dividends in the foreseeable future. The declaration and payment of any cash dividends in the future will depend upon the Company’s earnings, financial condition, capital needs and other factors deemed relevant by the Board.

Upon the liquidation, dissolution or winding up of the Company, the holders of Class A Common Stock and the holders of Class B Common Stock would share ratably, on a per share basis, in the net assets of the Company available for distribution to holders of Common Stock.

Mergers or Consolidations

The holders of Class A Common Stock would be entitled to receive the same per share consideration as the per share consideration, if any, received by the holders of the Class B Common Stock in any merger, business combination or consolidation of the Company or any subsidiary of the Company, or any sale, lease or exchange of assets of the Company or any subsidiary of the Company.

Class A Protection Provision

After the effectiveness of the Amendment, voting power disproportionate to equity interest could be acquired through the acquisition of Class B Common Stock. Accordingly, the Board recognizes that the Class B Common Stock could trade at a premium to the Class A Common Stock under certain circumstances. In order to reduce the likelihood of the Class A Common Stock and Class B Common Stock trading at disparate market prices and to give holders of Class A Common Stock the opportunity to participate in any premium paid in the future for a significant block (10% or more) of Class B Common Stock by a buyer who had not acquired a proportionate share of Class A Common Stock, the Board determined that the Amendment should include a “Class A protection provision,” as described below. Although the Class A protection provision might have an anti-takeover effect by making the Company a less attractive target for a takeover bid, the Board believes that the Class A protection provision would help to minimize the likelihood of a material disparity in price between the Class A Common Stock and the Class B Common Stock.

If any person or group (excluding the Company) acquires beneficial ownership of 10% or more of the outstanding shares of Class B Common Stock after the effectiveness of the Amendment, and such person or group (a “Significant Stockholder”) does not then own an equal or greater percentage of the outstanding shares of Class A Common Stock that such Significant Stockholder acquired after the Dividend, such Significant Stockholder must, within a 90-day period beginning the day after becoming a Significant Stockholder, make a public tender offer to acquire additional shares of Class A Common Stock, as described below (a “Class A protection transaction”). For purposes of determining the shares acquired by a Significant Stockholder, but not for purposes of determining the shares outstanding, the shares beneficially owned by the Significant Stockholder before the effectiveness of the Dividend and any shares acquired upon the issuance or sale by the Company, by operation of law (including certain mergers or consolidations), by will or the laws of descent and distribution, by gift or by foreclosure of a bona fide loan, will be excluded. The 10% ownership threshold for the Class B Common Stock which requires a Class A protection transaction may not be waived by the Board, nor may the Board amend this threshold in the amended Certificate of Incorporation, without stockholder approval. For purposes of this provision, “beneficial ownership” and “group” have the meanings of such terms as used in Rule 13d-3 and Rule 13d-5(b), respectively, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that solely for purposes of the Class A protection provision and for such time as both are employees of the Company, Messrs. Levra and Kaminsky will be considered to be a “group.”

In a Class A protection transaction, the Significant Stockholder must offer to acquire from the holders of the Class A Common Stock that number of additional shares of Class A Common Stock (the “Additional Shares”) determined by (i) multiplying the percentage of outstanding shares of Class B Common Stock that are beneficially owned by such Significant Stockholder and were acquired after the effectiveness of the Amendment, by the total number of shares of Class A Common Stock outstanding on the date such person, entity or group became a Significant Stockholder, and (ii) subtracting therefrom the excess (if any) of the number of shares of Class A Common Stock beneficially owned by such Significant Stockholder on such date over the number of shares of Class A Common Stock beneficially owned by such Significant Shareholder on the date of the Dividend. The Significant Stockholder must acquire all shares of Class A Common Stock validly tendered or, if the number of shares tendered exceeds the number determined pursuant to such formula, a pro rata number from each tendering holder (based on the number of shares tendered by each tendering stockholder).

The offer price for any shares required to be purchased by the Significant Stockholder pursuant to this provision would be the greatest of (i) the highest price per share paid by the Significant Stockholder for any share of Class B Common Stock in the six-month period ending on the date such person or group became a Significant Stockholder, (ii) the highest closing price of a share of the Class A Common Stock or Class B Common Stock (whichever is higher) on the Nasdaq National Market System (or such other quotation system or securities exchange constituting the principal trading market for such class of Common Stock) on the date such person or group became a Significant Stockholder and (iii) the highest closing price for a share of Class A Common Stock or Class B Common Stock (whichever is higher) on the Nasdaq National Market System (or such other quotation system or securities exchange constituting the principal trading market for such class of Common Stock) on the date preceding the date the Significant Stockholder commences the required tender offer. In the event the Significant Stockholder has acquired shares of Class B Common Stock in the six-month period ending on the date such person or group became a Significant Stockholder for consideration other than cash, the value of such consideration shall be determined in good faith by the Board.

A Class A protection transaction would also be required of any Significant Stockholder that acquires the next highest integral multiple of 5% (e.g., 15%, 20%, 25%, etc.) of the outstanding shares of Class B Common Stock after the effectiveness of the Amendment (other than upon the issuance or sale by the Company, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan), and such Significant Stockholder does not own an equal or greater percentage of the outstanding shares of Class A Common Stock that such Significant Stockholder acquired after the Dividend. Such Significant Stockholder would be required to offer to buy through a public tender offer that number of Additional Shares prescribed by the formula set forth above; provided, however, that for purposes of such formula, the date on which the Significant Stockholder acquired the next highest integral multiple of 5% of the outstanding shares of Class B Common Stock shall be deemed to be the date on which such person or group became a Significant Stockholder.

The requirement to engage in a Class A protection transaction shall be satisfied by making the requisite offer and purchasing validly tendered shares, even if the number of shares tendered is less than the number of shares included in the required offer. The penalty applicable to any Significant Stockholder that fails to make the required tender offer, or to purchase shares validly tendered (after proration, if any), is the automatic suspension of the voting rights of all shares of Class B Common Stock owned by such Significant Stockholder and acquired by such Significant Stockholder after the effectiveness of the Amendment until consummation of the required Class A protection transaction or until divestiture of the shares of Class B Common Stock that triggered the tender offer requirement.

Generally, neither the Class A protection transaction requirement nor the related penalty applies to any increase in percentage ownership of Class B Common Stock resulting solely from a change in the total amount of Class B Common Stock outstanding. All calculations with respect to percentage ownership of outstanding shares of either class of Common Stock shall be based upon the number of outstanding shares reported in the Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K that was most recently filed by the Company with the SEC.

The Transfer would not be affected by the Class A protection provision, and neither Mr. Levra nor Mr. Kaminsky will be deemed to be a Significant Stockholder following the Transfer, solely by virtue of the Transfer. However, if Messrs. Levra and Kaminsky were to acquire an additional 10% of the Class B Common Stock after the Transfer, they may be deemed a Significant Stockholder.

Convertibility

Neither the Class A Common Stock nor the Class B Common Stock would be convertible into another class of Common Stock or any other security of the Company, except that all outstanding shares of Class A Common Stock may be converted into Class B Common Stock on a share-for-share basis, at the discretion of the Board, if, as a result of the existence of the Class A Common Stock as a second class of Common Stock with inferior voting rights to the Class B Common Stock, either the Class A Common Stock or Class B Common Stock is, or both are, excluded from trading on Nasdaq or, if such shares are listed on a national securities exchange, from trading on the principal national securities exchange on which such shares are traded. In making this determination, the Board may conclusively rely on any information or documentation available to it, including filings made with the SEC, any stock exchange, the NASD or any other governmental or regulatory agencies or any written instrument purporting to be authentic. Upon any such conversion, the voting interests of the holders of Class B Common Stock would be diluted. In addition, to the extent that the Class B Common Stock has a market price which is higher than the market price of the Class A Common Stock immediately prior to such conversion, the market price of the Class B Common Stock may be decreased on conversion of the Class A Common Stock into Class B Common Stock.

Limitation on Repurchase

The Company will not purchase, repurchase, exchange, redeem or otherwise acquire in excess of 10% of the outstanding shares of Class B Common stock in any transaction (a “Significant Repurchase”) unless either (i) the Company makes an offer to repurchase the same percentage of the Class A Common Stock for the same per share consideration as in the Significant Repurchase or (ii) the holders of a majority of the shares of Class A Common Stock, voting as a separate class, approve the Significant Repurchase.

Preemptive Rights

The Common Stock will not carry any preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of the Company or any other securities convertible into shares of any class of stock of the Company.

Transferability

Like the existing Common Stock, the Class A Common Stock and the Class B Common Stock would be freely transferable. See “Certain Other Effects of the Recapitalization – Securities Act of 1933.” It is expected that both such classes would be designated for quotation on the Nasdaq National Market System, as the existing Common Stock currently is. See “Certain Other Effects of the Recapitalization – Potential Changes in Law or Regulations.”

Increase in Authorized Capital Stock

The Company’s Certificate of Incorporation presently authorizes 15,000,000 shares of one class of Common Stock, $.001 par value per share (the “existing Common Stock”). The Amendment would create a second class of Common Stock and increase the authorized number of shares of all classes of Common Stock from 15,000,000 to 48,000,000, consisting of 46,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock. After the effectiveness of the Amendment and payment of the Dividend, approximately 11,718,644 shares of Class A Common Stock and 1,674,092 shares of Class B Common Stock would be issued and outstanding. Additional shares of Class A Common Stock and of Class B Common Stock would therefore be available for issuance from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans. No further action or authorization by the stockholders would be necessary prior to the issuance of the additional shares of Class A Common Stock or Class B Common Stock authorized pursuant to the Amendment unless applicable laws or regulations would require such approval in a given instance. At the date hereof, other than pursuant to the Incentive Plans of the Company described elsewhere in this Proxy Statement, the Company has no existing agreements, understandings or plans for the issuance of additional shares of Common Stock.

The Board believes that it is desirable to have the additional authorized shares of Common Stock available for possible future financings, acquisition transactions, and other general corporate purposes. Having such additional authorized shares of Common Stock available for issuance in the future may allow such shares to be issued in circumstances that would serve to preserve control by the existing stockholders.

Certain Other Effects of the Recapitalization

Effect on Relative Voting Power and Equity Interest

The Amendment provides that each outstanding share of existing Common Stock will be reclassified and changed into 0.25 share of Class B Common Stock. In addition, the Dividend will be made to all stockholders in proportion to the number of shares of Class B Common Stock owned on the record date of the Dividend by each stockholder. As a result, the relative voting power and equity interest of each holder of a share of existing Common Stock will be the same immediately after effectiveness of the Amendment and the Dividend as it was immediately prior thereto.

Stockholders who sell their shares of Class B Common Stock after the Dividend will lose a greater amount of voting power in proportion to their equity interest than they would have prior to the Dividend. Conversely, subject to the Class A protection provision, stockholders who purchase only additional shares of Class B Common Stock after the Dividend will increase their voting power in the Company relative to their equity interest.

Since the market price of Class B Common Stock is expected to reflect the effect of a two-for-one stock split, it would be possible to acquire more higher voting Class B Common Stock for a given amount of consideration after the Dividend. Therefore, subject to the Class A protection provision, the Recapitalization would permit stockholders to increase their relative voting power at lower cost. In addition, existing stockholders could sell shares of Class A Common Stock and use the proceeds to acquire additional shares of Class B Common Stock.

See “Interests of Certain Persons” for a discussion of the effect of the Recapitalization on the voting power and equity interest of the Principal Stockholder and management, and see “Background—Settlement of Litigation” for a discussion of restrictions with respect to certain members of management.

Effect on Market Price

The market price of shares of Class A Common Stock and Class B Common Stock after the Dividend will depend on many factors, including, among others, the future performance of the Company, general market conditions and conditions relating to companies in businesses and industries similar to that of the Company. Accordingly, the Company cannot predict the prices at which the Class A Common Stock and Class B Common Stock will trade following the Amendment and the Dividend. It is expected, however, that the market price will reflect the effect of a two-for-one stock split. As of the close of business on August 15, 2005, the closing price of the existing Common Stock was $18.10 per share as reported on the Nasdaq National Market System. The Recapitalization was structured to increase the liquidity of the Class A Common Stock and to require a higher cash dividend on, and includes a Class A protection provision for, the Class A Common Stock to reduce or eliminate the economic reasons for the Class A Common Stock to trade at a discount to the Class B Common Stock. There can be no assurance, however, as to the relative trading prices of the Class A Common Stock and the Class B Common Stock.

Effect on Trading Market and Potential Reduced Liquidity of Class B Common Stock

Upon effectiveness of the Amendment, approximately 1,674,092 shares of Class B Common Stock will be issued and outstanding as compared to 6,696,368 shares of existing Common Stock outstanding on the Record Date. The relatively smaller number of shares of Class B Common Stock could adversely affect the liquidity of that class compared with that of the existing Common Stock. After the Dividend, approximately 11,718,644 shares of Class A Common Stock will be issued and outstanding. In order to minimize dilution of voting power to existing stockholders, the Company currently intends to issue additional shares of Class A Common Stock rather than Class B Common Stock in the future to raise equity, to finance acquisitions or in connection with incentive compensation plans. Any such issuances of additional Class A Common Stock by the Company or sales of Class A Common Stock by significant stockholders may further increase the market activity in the Class A Common Stock relative to the Class B Common Stock.

Effect on Book Value and Earnings Per Share

The percentage interest of each stockholder in the total equity of the Company will remain unchanged as a result of the Recapitalization. The Recapitalization will cause the book value and earnings per share of the Company to be adjusted to reflect the increased number of shares outstanding. Although effected in the form of a reclassification and a dividend, for accounting purposes the Recapitalization will have the same effect as a two-for-one stock split.

Effect on Equity Incentive Plans

As of the Record Date, the Company had outstanding options to purchase 1,075,500 shares of existing Common Stock, including options to purchase 882,500 shares under the 1992 Plan and 193,000 shares under the 2004 Plan. The Board has approved amendments to the 1992 Plan and the 2004 Plan (the “Incentive Plans”) designed to conform the terms of options granted thereunder to the Company’s capital structure following implementation of the Recapitalization. The amendments provide that (i) each option granted under the Incentive Plans and outstanding on the date of the Dividend will automatically be converted into two separate options (each exercisable independently), one with respect to a number of shares of Class B Common Stock equal to 0.25 times the number of shares of existing Common Stock subject to such option immediately prior to the Amendment, and one with respect to a number of shares of Class A Common Stock equal to 1.75 times the number of shares of existing Common Stock subject to such option immediately prior to the Amendment; and (ii) the applicable exercise price per share of each such option shall be one-half of the exercise price for the existing Common Stock immediately prior to the Amendment.

The amendment to the 2004 Plan also provides that the aggregate number of shares of Common Stock that may be issued under the 2004 Plan will be restated from 828,132 shares to 1,656,264 shares, and that such shares may be allocated between Class A Common Stock and Class B Common Stock in such amounts as the Board, or such committee thereof as may be designated to administer the 2004 Plan, may determine from time to time. Under the 2004 Plan as amended, future grants of options may be made with respect to either Class A Common Stock or Class B Common Stock, in the discretion of the Board or such committee and subject to compliance with any Nasdaq rules and the availability of authorized and unissued shares. See “- NASD Criteria.”

Although the 1992 Plan terminated on August 1, 2004, awards outstanding on that date may be exercised or settled after that date in accordance with their terms. Any shares not issued under the 1992 Plan are added to the shares available for issuance under the 2004 Plan.

Approval of the amendments to the Incentive Plans requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting. Effectiveness of the amendments is further subject to the filing of the Certificate of Amendment with, and the acceptance of the Certificate of Amendment by, the Secretary of State of the State of Delaware and the Dividend.

Effect on Preferred Stock

Neither the Amendment nor the Dividend will have any effect on the number of authorized shares of the Company’s preferred stock or the rights, preferences and privileges of, and restrictions on, the preferred stock.

Certain Federal Income Tax Consequences

The Company has been advised by counsel that, in general, for federal income tax purposes (i) neither the reclassification of existing Common Stock into Class B Common Stock nor the Dividend of Class A Common Stock will be taxable to a stockholder of the Company, (ii) neither the Class A Common Stock nor the Class B Common Stock will constitute “Section 306 stock” within the meaning of Section 306(c) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) the cost or other basis of each share of existing Common Stock will be apportioned between the Class A Common Stock and the Class B Common Stock in proportion to the fair market value of the shares of each class of stock on the date of the Dividend, (iv) if the shares of existing Common Stock were held as capital assets immediately before the effectiveness of the Amendment, the holding period for each new share of Class A Common Stock and Class B Common Stock will include such stockholder’s holding period for the share of existing Common Stock with respect to which Class A Common Stock and Class B Common Stock is distributed, and (v) no gain or loss will be recognized on any subsequent conversion of shares of Class A Common Stock into shares of Class B Common Stock. Gain or loss would be recognized, however, on the subsequent sale of shares of Class A Common Stock and shares of Class B Common Stock. Stockholders are urged to seek the advice of their tax counsel on these matters and on state income tax matters.

Securities Act of 1933

Neither the Amendment nor the Dividend will involve a “sale” of a security under the Securities Act of 1933, as amended (the “Securities Act”). Consequently, the Company is not required to register, and has not registered, the Class A Common Stock or the Class B Common Stock under the Securities Act. Shares of Class B Common Stock held immediately upon effectiveness of the Amendment and shares of Class A Common Stock received in the Dividend, other than any such shares held by affiliates of the Company within the meaning of the Securities Act, may be offered for sale and sold in the same manner as the existing Common Stock without registration under the Securities Act. Affiliates of the Company will continue to be subject to the restrictions specified in Rule 144 under the Securities Act, with each class of Common Stock considered separately.

NASD Criteria

The existing Common Stock is currently traded on the Nasdaq National Market System and application is being made to trade the Class A Common Stock and the Class B Common Stock on the Nasdaq National Market System. The Recapitalization is intended to comply with the requirements of Nasdaq

Rule 4351 (the “Rule”). The effect of the Rule is to prohibit the quotation on the Nasdaq National Market System of equity securities if the issuer issues any class of security, or takes other corporate action, with the effect of disparately reducing or restricting the per share voting rights of holders of an outstanding class or classes of common stock of the issuer. The purpose of the Rule is to prohibit stock issuances and other corporate actions that disenfranchise existing stockholders.

The NASD has advised the Company that the issuance of the Class A Common Stock and the Class B Common Stock pursuant to the Recapitalization would not violate the Rule. The Company presently anticipates that both the Class A Common Stock and the Class B Common Stock will be eligible to be traded on the Nasdaq National Market System. Future issuances of Class B Common Stock may be subject to the Rule, and the Company may be required to seek and obtain NASD approval in connection with any such issuances.

Potential Changes in Law or Regulations

In prior years, bills have been introduced in Congress that, if enacted, would have prohibited the registration of common stock on a national securities exchange or the quoting of such common stock on Nasdaq if such common stock was part of a class of securities which has no voting rights or carried disproportionate voting rights. While these bills have not been acted upon by Congress, there can be no assurance that such a bill (or a modified version thereof) will not be introduced in Congress in the future. Legislation or other regulatory developments could make the Class A Common Stock and the Class B Common Stock ineligible for trading on national securities exchanges and for quotation on Nasdaq. The Company is unable to predict whether any such legislation or regulatory proposals will be adopted or whether they will have such effect.

The Amendment provides that the Board may cause the conversion of the Class A Common Stock into Class B Common Stock on a share-for-share basis if, as a result of the existence of the Class A Common Stock as a second class of Common Stock with inferior voting rights to the Class B Common Stock, either the Class A Common Stock or the Class B Common Stock is, or both are, excluded from quotation on Nasdaq or, if such shares are then listed on a national securities exchange, from trading on the principal national securities exchange on which the shares are then traded.

Interests of Certain Persons

As of the Record Date, the Principal Stockholder beneficially owned approximately 65.2% of the issued and outstanding shares of the existing Common Stock. In addition, other officers and directors owned approximately 4.4% of the existing Common Stock, held vested options to acquire an additional 11.5% of the existing Common Stock and held unvested options to acquire an additional 1.7% of the existing Common Stock. As a result, the Principal Stockholder and the other officers and directors have the ability to elect all the directors of the Company and to determine the outcome of any matter presented to the stockholders. The Recapitalization will allow the Principal Stockholder and the other officers and directors to continue to exercise such control even if they substantially reduce their existing investment in the Company by disposing of Class A Common Stock and retaining Class B Common Stock. Consequently, the Principal Stockholder and the other officers and directors have an interest in implementing the Amendment and the Dividend. The Principal Stockholder and his son, Eric S. Olberz, are members of the Board and voted in favor of the Amendment and the Dividend.

The Principal Stockholder has advised the Company that after the Amendment and the Dividend have become effective, he intends to transfer to Messrs. Levra and Kaminsky such number of shares of Class B Common Stock as would be necessary, when added to the shares owned by them, to give them at least 45% of the combined voting power of the Class A Common Stock and the Class B Common Stock. Consequently, Messrs. Levra and Kaminsky have an interest in implementing the Amendment and the Dividend.

Fairness Opinion

Scope of the Assignment

Wedbush Morgan was retained by the Special Committee (the “Special Committee”) to render an opinion that, as of the date of the opinion, the Recapitalization is fair to the public stockholders of the Company from a financial point of view. The full text of Wedbush Morgan’s written opinion to the Special Committee, which sets forth the procedures followed, assumptions made, matters considered, and qualifications and limitations of the review undertaken by Wedbush Morgan, is attached to this Proxy Statement as Exhibit B and is incorporated by reference. The following summary of Wedbush Morgan’s opinion is qualified in its entirety by reference to the full text of the opinion, and Stockholders of the Company are urged to read the opinion in its entirety in connection with their consideration of the Recapitalization.

Wedbush Morgan has not been asked to, nor is it expressing an opinion, as to the relative merits of the Recapitalization as compared to any alternative transaction that might exist or the effect of any other transaction in which the Company might engage. However, Wedbush Morgan has taken into consideration a comparison of the Recapitalization with the status quo (including, without limitation, the existence of the Option).

For purposes of its opinion and in connection with its review of the Recapitalization, Wedbush Morgan has, among other things, reviewed: (1) the summary of the Recapitalization provided by management, (2) the proposed transfer of 974,150 shares of Class B Common Stock from the Olberz Trust to Messrs. Levra and Kaminsky, (3) the Option, (4) certain publicly available business and financial information relating to the Company that Wedbush Morgan deemed to be relevant, (5) certain internal information, primarily financial in nature, including financial projections and other financial data relating to implications and benefits anticipated to result from the Recapitalization, furnished to Wedbush Morgan by the Company, (6) certain publicly available and other information concerning the reported prices and trading history of, and the trading market for, the Common Stock of the Company, (7) certain publicly available information with respect to other companies that Wedbush Morgan believed to be comparable in certain respects to the Company, (8) certain publicly available information with respect to other common stock reclassification transactions that Wedbush Morgan believed to be comparable in certain respects to the Recapitalization, and (9) certain publicly available information with respect to other publicly-traded companies that have two classes of publicly-traded common stock. Wedbush Morgan has also made inquiries regarding and discussed the Recapitalization and other matters related thereto with the Special Committee, the Company’s management and outside advisors, including its auditors and legal counsel. In addition to the foregoing, Wedbush Morgan has conducted such other analyses and examinations and considered such other financial, economic and market criteria as it deemed appropriate to arrive at its opinion.

In arriving at its opinion, Wedbush Morgan assumed and relied upon the accuracy and completeness of all financial and other information provided to or reviewed by it or publicly available, and did not assume any responsibility for independent verification of any such information. With respect to financial projections and other information provided to or reviewed by it, Wedbush Morgan was advised by the management of the Company that such projections and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the expected future financial performance of the Company and the strategic implications and benefits anticipated from the Recapitalization, and Wedbush Morgan assumed that, after the Recapitalization, the Company will perform substantially in accordance with such projections. Wedbush Morgan further relied on the assurances of management of the Company that they are unaware of any facts that would make the information or projections provided to Wedbush Morgan incomplete or misleading. Wedbush Morgan did not make and was not provided with any independent evaluations or appraisals of any of the assets, properties, liabilities or securities, nor did Wedbush Morgan make any physical inspection of the properties or assets, of the Company.

In arriving at its opinion, Wedbush Morgan relied upon and assumed, without independent verification, with the consent of the Special Committee, that the tax effect of the Recapitalization to the Company as reported to Wedbush Morgan by the Company’s management is their best estimate and judgment.

Wedbush Morgan understands that the Principal Stockholder intends to vote for the Recapitalization, which requires approval by the holders of a majority of the shares of Common Stock outstanding and entitled to vote. The Principal Stockholder’s vote for the Recapitalization will cause it to be approved by the stockholders under Delaware law.

The opinion relates to the Recapitalization and does not imply any conclusion as to what the relative values of the Company’s proposed Class A Common Stock and Class B Common Stock actually will be, if and when issued pursuant to the Recapitalization, or the prices at which such Class A Common Stock and Class B Common Stock will trade following the consummation of the Recapitalization. The opinion does not address the underlying business decision of the Company to effect the Recapitalization.

The opinion is based on economic, market and other conditions as in effect on, and the information made available to Wedbush Morgan as of, the date of the opinion. Events occurring after the date of the opinion could materially affect the assumptions used in preparing the opinion.

Wedbush Morgan has received a fee from the Company for its services, the payment of which was not predicated on the conclusion reached in its opinion. It is also entitled to reimbursement for its expenses incurred in connection with its engagement, and the Company has agreed to indemnify it against certain liabilities. Wedbush Morgan’s research department has followed the Company and has, from time to time, issued research reports and made recommendations with respect to the Common Stock. In the ordinary course of its business, Wedbush Morgan and its affiliates may actively trade the Common Stock of the Company for its own account and for the accounts of its customers and, accordingly, it may at any time hold a long or short position in the Common Stock of the Company. Affiliates of Wedbush Morgan at present hold 577,661 shares (or 8.6%) of the outstanding Common Stock of the Company.

The opinion is for the benefit and use of the Special Committee in connection with its evaluation of the Recapitalization and does not constitute a recommendation to any holder of the Company’s Common Stock as to how such holder should vote with respect to the Recapitalization.

Summary of Analyses

The following is a summary of the financial analyses performed by Wedbush in connection with reaching its opinion:

Status Quo

•	Market Trading Analysis
•	Public Comparable Companies Analysis
•	Merger and Acquisition Transaction Analysis
•	Discounted Cash Flow Analysis

Proposed Recapitalization

•	Analysis of Selected Historical Reclassification Transactions
•	Analysis of Dual-Class Common Stock of Publicly-Traded Companies
•	Comparison of Current and Pro Forma Economic Ownership and Voting Rights
•	Potential Advantages and Disadvantages of the Proposed Recapitalization
•	Accretion (Dilution) Analysis of Earnings Per Share
•	Accretion (Dilution) Analysis of Stockholders’ Equity

While the following summaries describe some analyses and examinations that Wedbush Morgan deems material to the opinion, they are not a comprehensive description of all analyses and examinations actually conducted by Wedbush Morgan. The preparation of an opinion necessarily is not susceptible to partial analysis or summary description. Wedbush Morgan believes that such analyses and the following summaries must be considered as a whole and that selecting portions of such analyses and of the factors considered, without considering all such analyses and factors, would create an incomplete view of the process underlying the analyses. The ranges of valuations resulting from any particular analysis should not be taken to be Wedbush Morgan’s view of the actual value of the Company’s existing Common Stock or the relative value of the Class A Common Stock and Class B Common Stock.

In performing its analyses, Wedbush Morgan made numerous assumptions with respect to industry performance and general business and economic conditions such as industry growth, inflation, interest rates and many other matters, many of which are beyond the control of the Company and Wedbush Morgan. Any estimates contained in Wedbush Morgan’s analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

Market Trading Analysis

Wedbush Morgan reviewed the average daily closing price and average daily trading volume of the Company’s Common Stock for each of the quarters of the Company’s fiscal years 2003-2005. The average daily closing price of the Company’s Common Stock increased 57.6% from $8.91 for the quarter ended June 30, 2002 to $14.04 for the fourth quarter in fiscal 2005 (through March 30, 2005). The average daily trading volume of the Common Stock for the three-year period from April 1, 2002 to March 30, 2005 was 3,219 shares, which indicated low number of freely-tradable shares.

Wedbush Morgan also reviewed selected price and volume distribution data and illustrated the relative stock price performance of the Company’s Common Stock against the S&P 500 Retail Composite Index and Comparison Companies Index for the period March 30, 2004 through March 30, 2005.

The historically low trading volume reflected the relatively small number of freely-traded shares of the Company’s Common Stock (65.2% of the shares are held by the Olberz Trust), and the fact that such historically low trading volume may have been a factor in preventing the Common Stock’s market price from reaching its perceived value. While increased communications with research analysts, stockbrokers and investors and other measures to promote awareness of the Company might result in an increase in trading volume and market price of the Common Stock, the limited number of available shares in the marketplace might mitigate such measures.

The Recapitalization could result in an increase in the number of freely-traded shares through subsequent sales by current stockholders. The Olberz Trust and other stockholders would be able to sell their Class A Common Stock without significantly diluting their voting position. It would also give the Company increased flexibility in any future acquisitions, financings or grants of stock options, enabling the Company to issue either Class A Common Stock or Class B Common Stock depending on the circumstances.

Public Comparable Companies Analysis

Using publicly available information, Wedbush Morgan compared selected financial data of the Company with similar data of selected publicly-traded sporting goods retailers considered by Wedbush Morgan to be comparable to the Company. In this regard, Wedbush Morgan noted that although such companies were considered similar, none of the companies has the same management, makeup, size or combination of business as the Company. Wedbush Morgan reviewed and analyzed the following publicly-traded companies, which Wedbush Morgan deemed to be comparable companies to the Company — Big 5 Sporting Goods Corporation, Cabela’s Incorporated, Dick’s Sporting Goods, Inc., Gander Mountain Company, Hibbett Sporting Goods, Inc., and The Sports Authority, Inc. (collectively, the “Comparison Companies”).

Wedbush Morgan analyzed the following financial data for each of the Comparable Companies: (1) the “market value” (defined as the number of shares outstanding times the closing price of the common stock on March 30, 2005 as a multiple of (i) earnings per share (“EPS”) for the latest twelve months (four most recent fiscal quarters) for which EPS had been publicly reported (“LTM”), (ii) 2004 and 2005 estimated EPS (which EPS estimates reflected a mean consensus of research analysts’ EPS estimates as reported by the Institutional Brokers Estimate Service), for each of the Comparison Companies, and (iii) book value per share; and (2) the “enterprise value” (defined as common stock market value plus total debt and preferred stock, less cash) as a multiple of LTM net sales, LTM earnings before interest, taxes and depreciation and amortization (“EBITDA”), and LTM earnings before interest and taxes (“EBIT”), for each of the Comparison Companies.

The analysis indicated that the Company’s Common Stock public valuation multiples are below its peers, which Wedbush Morgan believed is attributable primarily to the lack of liquidity in the Company’s stock.

Wedbush Morgan performed valuation analyses by applying certain market trading statistics of the Comparison Companies to the historical and estimated financial results of the Company. As of March 30, 2005, the Comparison Companies were trading at median multiples of (i) l.0x LTM net sales; (ii) 14.lx LTM EBITDA; (iii) 17.lx LTM EBIT, (iv) 29.6x LTM EPS, (v) 19.8x 2004 estimated EPS, (vi) 19.6x 2005 estimated EPS, and (vii) 3.7x book value. As a result of this valuation analysis, Wedbush Morgan derived an average implied market value of approximately $208 million, or $29.37 per share, for the Company’s Common Stock, compared to the public market value of the Company’s Common Stock of $93.0 million, or $13.89 per share, as of March 30, 2005.

Merger and Acquisition Transaction Analysis

Wedbush Morgan reviewed certain publicly available information relating to 23 selected merger and acquisition transactions (the “Comparable Transactions”) from January 2, 2002 to March 30, 2005 involving companies engaged in a similar business to that of the Company. Wedbush Morgan assumed that the Principal Stockholder is unwilling to pursue a sale of the Company or a “going private” transaction. However, Wedbush Morgan believed that this analysis provides a measure of the potential value of the Company’s common equity, absent a more efficient public market for the Company’s Common Stock.

The selected merger and acquisition transactions included the following target companies: Champion Sports Group Ltd; Galyans Trading Co., Inc.; Gen-X Sports, Inc., a unit of Huffy Corp.; Martins Golf & Tennis Superstores; Edwin Watts Golf; Tomark Inc.; Don Sherwood Golf & Tennis World; Bass Pro, Inc.; Sports Connection Ltd.; The Sports Authority, Inc.; Gartner Sports SRL; Golfsmith International Inc.; and Performance Diver Inc.

Information reviewed in the selected merger and acquisition transactions consisted of, if available, (i) “enterprise value” (defined as the market value of the common equity plus book value of total debt and preferred stock, less cash) divided by, if available, LTM net sales and LTM EBITDA, as of the time of the announcement of the acquisition, and (ii) “deal value” (defined as the equity value of the offer) divided by, if available, the LTM net income and book value as of the time of the announcement of the acquisition. Wedbush Morgan noted that the implied multiples of enterprise value and deal value, as the case may be, for these transactions, excluding multiples that were deemed by Wedbush Morgan to be not meaningful, were (i) a median of 0.4x of LTM net sales; (ii) a median of 8.8x LTM EBITDA; and (iii) a median of 14.2x LTM EPS. Based on the median multiples paid in these merger and acquisition transactions, Wedbush Morgan derived an implied $125.0 million equity value or $17.45 per share, for the Company’s Common Stock.

Discounted Cash Flow Analysis

Wedbush Morgan reviewed the discounted cash flow methodology, which assumes that the present value of the Common Stock is equal to the sum of the present value of the projected available cash flow streams to the equity holders and the terminal value of the equity.

Using financial projections furnished by the Company’s management for the four years ending March 31, 2006 through 2009, Wedbush Morgan calculated projected cash flow available for distributions, and the Company’s projected future values of the Company’s Common Stock by applying assumed EBITDA multiples of 6.0x, 9.0x and 12.0x to the Company’s projected EBITDA for the year ending March 31, 2009. The projected future values were then discounted using a range of discount rates of 12.0% to 15.0% (the

Company’s weighted average cost of capital was calculated at 13.7%), which yielded an implied range of discounted equity present values of $115 million to $257 million.

In determining the discount rates used in the discounted present value analysis, Wedbush Morgan noted, among other things, factors such as inflation, prevailing market interest rates, the inherent business risk and rates of return required by investors. In determining the appropriate EBITDA multiples used in calculating the Company’s projected future equity value, Wedbush Morgan noted, among other things, the multiples at which public companies which Wedbush Morgan deemed comparable to the Company historically traded, and the multiples observed in historical mergers and acquisition transactions which Wedbush Morgan deemed relevant.

Analysis of Selected Historical Reclassification Transactions

Wedbush Morgan reviewed and analyzed nine selected historical reclassification transactions of U.S. publicly-traded companies in which a single class of common stock of a company was reclassified into two classes of publicly-traded common stock with differential or no voting rights. For each of the companies identified for the historical reclassification transaction analysis, Wedbush Morgan examined each transaction where both classes of the common stock were publicly-traded, and the reclassification was effected through amending the company’s charter, and not through a merger, acquisition, spin-off, or distribution from a parent company to its stockholders, or a public offering. However, none of these transactions involved a subsequent transfer of higher voting stock to management, as is contemplated in the Recapitalization.

The nine reclassification transactions that Wedbush Morgan reviewed involved Aaron Rents, Inc., Advanta Corp., Bel Fuse Inc., Donegal Group Inc., Pilgrim’s Pride Corp., Rush Enterprises, Inc., Saucony Inc., Tecumseh Products Company and Viacom Inc. Most of these publicly-held companies had a substantial percentage of voting power owned by family groups. Two of these transactions, Donegal Group Inc. and Rush Enterprises, Inc., took place in 2002 and 2001, respectively, and the rest took place in the 1990s.

Wedbush Morgan reviewed the relative rights, preferences and privileges of, and restrictions on, the lower voting common stock and the higher voting common stock in these nine selected reclassification transactions. In reviewing features included in their dual-class common stock plans, some of the companies permitted payment of higher dividends on the lower voting common stock and provided other features designed to protect the holders of the lower voting common stock in the event of mergers, consolidations, liquidations or dissolutions, or substantial stock purchases by other stockholders. Such features, as intended by these companies, were likely to minimize the extent of any discount on the lower voting common stock relative to the higher voting common stock.

Wedbush Morgan noted that the Class A Common Stock and Class B Common Stock includes features that are intended to enhance the Recapitalization with respect to existing public stockholders. The proposed features are designed to protect the holders of Class A Common Stock by providing them with equal participation, on a per-share basis, in the distributions of stock dividends, stock splits, and in the distribution of consideration received by the Company in the event of mergers, consolidations, liquidation or dissolution of the Company. The holders of the Company’s Class A Common Stock would receive cash dividends, if and when such dividends may be declared by the Board, on a share of Class A Common Stock equal to 110% of the corresponding cash dividend payable on a share of Class B Common Stock.

Wedbush Morgan noted that the Class A protection provision could potentially reduce the economic reasons for the Class A Common Stock and Class B Common Stock to trade at disparate market prices, and give holders of Class A Common Stock the opportunity to participate in any premium paid in the future for a significant block (10% or more) of the Class B Common Stock by a buyer who has not acquired a proportionate share of the Class A Common Stock. Wedbush Morgan cannot give assurance, however, as to the relative trading values of the Class A Common Stock and the Class B Common Stock, if issued.

Wedbush Morgan reviewed the average closing price and trading volume of the existing common stock one week prior to the announcement of, and one week and one month after the announcement of, the reclassification of the dual-class common stock of the nine selected reclassification transactions. Wedbush Morgan noted that four companies experienced an increase in the stock price of their existing common stock one month after the announcement of their proposed dual-class reclassification, averaging an increase of 9.4% in their stock price; and the five companies that experienced a decline in their stock price one month after the announcement of their proposed dual-class reclassification, averaged a decline of 5.5% in their stock price. As a group, the nine companies had a mean of 1.2% increase in their stock price one month after the announcement of their proposed dual-class reclassification.

Wedbush Morgan compared the average daily trading volume of the existing common stock of the companies in the selected reclassification transactions one month after the announcement of the reclassification to the average trading volume one week prior to the announcement. Wedbush Morgan noted that the median increase in the average daily volume was 87.3%.

Wedbush Morgan reviewed the average closing prices of the lower voting common stock and higher voting common stock on the effective date, and one week and one month after the effective date, of the reclassification. In comparing the stock price performance of the lower voting common stock and higher voting common stock of the nine reclassification transactions, Wedbush Morgan noted that the lower voting common stock was trading generally at a discount to the higher voting common stock. Each of these recapitalizations involved companies that had voting concentrations prior to the recapitalization. The group’s lower voting common stock, as compared to the higher voting common stock, was trading at a median discount of 5.0% on the effective date, at a median discount of 4.5% one week after the effective date, and at a median discount of 6.4% one month after the effective date.

Wedbush Morgan compared the trading characteristics of the lower voting common stock and higher voting common stock on the effective date, and one week and one month after the effective date, of the reclassification. Wedbush Morgan noted that the median liquidity discount (defined as lower voting stock average daily trading volume versus higher voting stock average daily volume) of the lower voting stock was 73.3% and 50.2% on the effective date and one week after the effective date, respectively, and the median liquidity premium of the lower voting stock was 19.7% one month after the effective date.

Wedbush Morgan compared the closing stock price of the lower voting common stock and higher voting common stock in the selected reclassification transactions on the effective date, on March 30, 2005, and the average closing price one week, one month and one year prior to March 30, 2005.

Wedbush Morgan noted that the stock prices of the lower voting common stock of five companies in the selected reclassification transactions were higher than the stock prices of the higher voting common stock (Aaron Rents Inc., Advanta Corp., Bel Fuse Inc., Donegal Group Inc., and Tecumseh Products Company) on March 30, 2005, and one week, one month and one year prior to March 30, 2005. For three of the companies (Rush Enterprises, Inc., Saucony Inc. and Viacom Inc.), the stock prices of the lower voting common stock traded at discounts to the higher voting common stock on Mach 30, 2005, and one week, one month and one year prior to March 30, 2005. One company (Pilgrim’s Pride Corp.) reclassified from dual-class to single-class common stock in 2003.

The median price differentials between the lower voting common stock and the higher voting common stock were negative 3.8%, 6.0%, 4.9%, 5.1% and 3.0% on the effective date, on March 30, 2005, and one week, one month and one year prior to March 30, 2005, respectively.

Wedbush Morgan compared the trading volume of the lower voting common stock and higher voting common stock in the selected reclassification transactions on the effective date, on March 30, 2005, and the average trading volume one week, one month and one year prior to March 30, 2005. Wedbush Morgan noted that the lower voting common stock traded more actively than the higher voting common stock based on the trading volume on March 30, 2005, and one week, one month and one year prior to March 30, 2005 in most instances.

Wedbush Morgan reviewed the relationship between stock price premium and stock liquidity for the nine selected dual-class publicly-traded companies. Wedbush Morgan observed that for five companies, the lower voting class common stock traded at higher liquidity and higher price premium over the higher voting class common stock, and for three companies, the superior class common stock traded higher than the inferior class common stock. One company, Pilgrim’s Pride, was excluded as it reclassified to single-class from dual-class in 2003.

Analysis of Dual-Class Common Stock of Publicly Traded Companies

Wedbush Morgan analyzed an aggregate of 387 U.S. companies with dual-class common stock, of which Wedbush Morgan selected 50 companies that had both classes of common stock that were publicly traded. Wedbush Morgan further narrowed this group to dual-class public companies with market capitalizations between $40 million and $500 million as of March 30, 2005, resulting in a comparison group of eleven companies (the “Comparison Group”).

For the Comparison Group, Wedbush Morgan analyzed the number of shares outstanding, market capitalization, percentage of economic ownership, and percentage of voting shares between the higher voting class common stock and lower voting class common stock. Wedbush Morgan noted that the lower voting class common stock of the Comparison Group was the more liquid stock class based on the higher number of shares outstanding and higher market capitalizations, regardless of the economic and voting differences between the classes of stock issued by these companies.

Wedbush Morgan compared the closing prices on March 30, 2005, and the average closing prices for one week, one month and one year prior to March 30, 2005 for the Comparison Group. Wedbush analyzed the trading price disparity between the lower voting class common stock and the higher voting class common stock based on the closing price and the trading volume on March 30, 2005. The analysis showed that the median price premium of the lower voting common stock over the higher voting common stock was 1.31%, 1.24%, 0.82% and zero on March 30, 2005, and one week, one month and one year prior to March 30, 2005, respectively. The lower voting common stock in this comparison group showed more liquidity than the higher voting common stock.

Comparison of Current and Pro Forma Economic Ownership and Voting Rights

Wedbush Morgan compared the economic ownership and voting rights of the existing stockholders of the Company as of March 1, 2005, to their pro forma economic ownership and voting rights assuming that the Option is exercised, and to their economic ownership and voting rights assuming the Recapitalization is approved and implemented.

Assuming the Recapitalization is approved and implemented, the total percentage economic interest and voting of the existing public stockholders will remain unchanged at 21.6% and 21.6%, respectively. For this purpose, the term “public stockholders” excluded the Principal Stockholder, Messrs. Levra and Kaminsky, and Wedbush Morgan and its affiliates. The Olberz Trust pro forma total beneficial ownership and voting rights would be 58.0% and 22.1%, respectively, compared to its current beneficial ownership and voting rights of 65.2% and 65.2%, respectively. Mr. Levra would have pro forma total economic ownership and voting rights of 6.6% and 33.5%, respectively, compared to his economic ownership and voting rights as of March 1, 2005 of 1.2% and 1.2%, respectively. Mr. Kaminsky would have pro forma total economic ownership and voting rights of 2.5% and 11.4%, respectively, compared to 0.7% and 0.7%, respectively, as of March 1, 2005.

If the Option is exercised, the Olberz Trust would transfer its entire ownership to Messrs. Levra and Kaminsky, based upon the share price at his death, eliminating the estate’s entire ownership and control of the Company. However, there are some considerations in exercising the Option, including the large amount of financing involved in the purchase of the shares from the Olberz Trust and the tax consequences.

The Recapitalization meets the objective of Mr. Olberz to transfer effective voting control of the Company to Messrs. Levra and Kaminsky, without disenfranchising the existing stockholders since the public stockholders will have the same voting percentage after the Recapitalization. Wedbush Morgan understands that Messrs. Levra and Kaminsky will obtain personal borrowings or sell some of their Class A Common Stock to pay certain taxes and expenses in connection with the Recapitalization. Wedbush Morgan further understands that the transfer of 974,150 shares of the Company’s Common Stock by the Olberz Trust to Messrs. Levra and Kaminsky will be treated as contribution to the Company’s capital by the Principal Stockholder with the offsetting charge as compensation expense.

Potential Advantages and Disadvantages of the Recapitalization

Wedbush Morgan reviewed the potential advantages and disadvantages of the Recapitalization based on the objectives of the Recapitalization which it perceived to be (i) transferring voting control of the Company from the Olberz Trust to Messrs. Levra and Kaminsky, while being sensitive to the tax consequences on the Company and the Olberz Trust; (ii) maintaining the economic and voting power of the existing public stockholders; (iii) eliminating the Option; and (iv) continuing the success and growth of the Company. Among the potential advantages listed were reducing limitations on the Company and uncertainties in the marketplace by canceling the Option; creating a capital structure with the potential of increasing the freely-traded shares; providing flexibility to stockholders, including the Olberz Trust, to sell common stock without significantly diluting their voting power; enhancing the ability of management to implement its strategy and concentrate on running the Company; and providing the Company with increased flexibility to issue common stock or convertible securities. The potential disadvantages of the Recapitalization included the anti-takeover effect of the Class A protection provision; the effect of the dual class structure on institutional investors; and higher broker charges and stock transfer taxes.

Accretion (Dilution) Analysis of Earnings Per Share

Wedbush Morgan reviewed and analyzed the financial effects of the Recapitalization on the Company. Wedbush Morgan was provided by the Company’s management with a pro forma summary income statement showing the accounting treatment of the compensation expense, tax benefit to the Company, and the paid-in capital from the contribution of the shares from the Olberz Trust. Wedbush Morgan relied upon and assumed, without independent verification, with the consent of the Special Committee, that the tax effect of the Recapitalization to the Company as reported by the Company’s management is their best estimate and judgment. Wedbush Morgan estimated that the effect of the Recapitalization on projected pro forma earnings per share for the fiscal year ending March 31, 2006 would be dilutive because of the transaction and compensation expenses, net of the tax benefit of the Recapitalization to the Company. It further estimated that there would be no dilutive effect on the projected pro forma earnings per share for fiscal years ending March 31, 2007 through 2009.

Accretion (Dilution) Analysis of Stockholders’ Equity

Wedbush Morgan also reviewed and analyzed the effects of the Recapitalization on the Company’s projected pro forma and status quo stockholders’ equity. The effect of the Recapitalization on the projected pro forma stockholders’ equity for fiscal years ending March 31, 2006 through 2009 was estimated to be accretive.

Conclusion

Based upon and subject to the foregoing, it was Wedbush Morgan’s opinion that, as of April 5, 2005, the Recapitalization was fair to the public stockholders from a financial point of view. For this purpose, the term “public stockholders” excluded the Principal Stockholder and Messrs. Levra and Kaminsky.

Surrender and Distribution of Stock Certificates

As soon as practicable after effectiveness of the Amendment, the Company’s transfer agent will deliver to each record holder of existing Common Stock on the effective date of the Amendment a transmittal letter requiring such record holder to surrender all certificates representing shares of existing Common Stock to the transfer agent so new certificates representing the Class B Common Stock to which such record holder is entitled may be issued to such record holder. Although the existing Common Stock certificates will no longer specify the correct designation of shares, the existing Common Stock certificates shall, until surrendered as provided in the transmittal letter, represent the number of shares of Class B Common Stock to which such record holder is entitled.

As soon as practicable after the record date of the Dividend, the Company’s transfer agent will deliver to each record holder of the Class B Common Stock on the record date of the Dividend certificates representing the Class A Common Stock to which such record holder is entitled.

STOCKHOLDERS SHOULD NOT SEND ANY CERTIFICATES TO THE COMPANY WITH THE ENCLOSED PROXY.

Expenses

The costs of designing and implementing the Recapitalization (including legal fees, accountants’ fees, transfer agent’s fees, NASD fees, printing and mailing costs, and the fees of Spartan and Wedbush Morgan) are expected to be approximately $1,000,000. These costs will be charged against the Company’s pre-tax earnings in the fiscal quarter in which they are incurred.

PROPOSAL 3

APPROVAL OF TRANSFER

The Olberz Trust has agreed to use its best efforts in good faith to effect the transactions contemplated by the Recapitalization, including (i) the transfer (the “Transfer”) to Messrs. Levra and Kaminsky of such number of shares (the “Shares”) of Class B Common Stock as would be necessary, when added to the shares owned by them, to give them at least 45% of the combined voting power of the Class A Common Stock and the Class B Common Stock following the effectiveness of the Amendment and the Dividend described in “Proposal 2: Amendment of the Certificate of Incorporation,” and (ii) the termination of the Option concurrent with the effectiveness of the Transfer. The Transfer will not affect the relative voting power or equity interest of any stockholder, other than the Olberz Trust and Messrs. Levra and Kaminsky.

The Stockholders will be asked at the Meeting to consider and act upon a proposal to approve the Transfer. The proposal to approve the Transfer requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting.

Because the Transfer is among the Company’s majority stockholder and officers of the Company, applicable financial accounting and tax rules and regulations require the Company to treat the Transfer as the contribution of the Shares to the Company’s capital and the subsequent issuance of the Shares by the Company to Messrs. Levra and Kaminsky. As a result, the Company expects to record as compensation expense a one-time charge equal to the price of the Class B Common Stock at the time of the Transfer times the number of shares of Class B Common Stock transferred. The Company will not bear any income tax liability as a result of the Transfer. Messrs. Levra and Kaminsky will pay all applicable income taxes incurred by them as a result of the Transfer estimated to be approximately 43.5% of the value of the shares on the date of transfer. Such payments will be made in a manner consistent with Section 402 of the Sarbanes-Oxley Act of 2002 and before the Company is required to remit tax withholding payments to the Internal Revenue Service or any other tax collection agency. Under Section 162(m) of the Internal Revenue Code, the deductibility of the imputed compensation associated with the Transfer would be limited. See “Proposal 1. Election of Directors – Report of the Compensation Committee on Executive Compensation - Tax Deductibility of Executive Compensation.” Based on the closing price of the Common Stock on August 15, 2005, the compensation expense charge would be approximately $8.1 million after income taxes, or $1.20 per share on currently outstanding shares or $0.60 per diluted share calculated on a post-Recapitalization basis, in the quarterly period during which the Transfer occurs. The Company’s tax savings, although limited by Section 162(m), would be approximately $743,000 and is included in the after income tax charge. For a description of certain other potential advantages, disadvantages and other effects of the Recapitalization, including the Transfer, see “Proposal 2: Amendment of the Certificate of Incorporation – Reasons for the Recapitalization,” “- Certain Potential Disadvantages of the Recapitalization,” and “- Certain Other Effects of the Recapitalization.”

The Olberz Trust has not entered into a written agreement with Messrs. Levra and Kaminsky relating to the Transfer or the LLC relating to the termination of the Option. Accordingly, there can be no assurance that if the Amendment and the Dividend are effected, the Olberz Trust will make the Transfer. In the event the Transfer is not made or the Option is not terminated, the Board, nevertheless, may elect to effect the Amendment or the Dividend.

Messrs. Levra and Kaminsky have agreed to certain restrictions on their acquisition, transfer and voting of shares of Class B Common Stock. See “– Background – Settlement of Litigation.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE TRANSFER.

PROPOSAL 4

AMENDMENTS OF THE INCENTIVE PLANS

On August 15, 2005, the Company had outstanding options to purchase 1,075,500 shares of existing Common Stock, including options to purchase 882,500 shares under the 1992 Plan and 193,000 shares under the 2004 Plan. The Board has approved amendments of the 1992 Plan and the 2004 Plan (the “Incentive Plans”) designed to conform the terms of options granted thereunder to the Company’s capital structure following implementation of the Recapitalization. The amendments provide that (i) each option granted under the Incentive Plans and outstanding on the date of the Dividend will automatically be converted into two separate options (each exercisable independently), one with respect to a number of shares of Class B Common Stock equal to 0.25 times the number of shares of existing Common Stock subject to such option immediately prior to the Amendment, and one with respect to a number of shares of Class A Common Stock equal to 1.75 times the number of shares of existing Common Stock subject to such option immediately prior to the Amendment; and (ii) the applicable exercise price per share of each such option shall be one-half of the exercise price for the existing Common Stock immediately prior to the Amendment.

The amendment of the 2004 Plan also provides that the aggregate number of shares of Common Stock that may be issued under the 2004 Plan will be restated from 828,132 shares to 1,656,264 shares, and that such shares may be allocated between Class A Common Stock and Class B Common Stock in such amounts as the Board, or such committee thereof as may be designated to administer the 2004 Plan, may determine from time to time. Under the 2004 Plan as amended, future grants of options may be made with respect to either Class A Common Stock or Class B Common Stock, in the discretion of the Board or such committee and subject to compliance with any Nasdaq rules. See “Proposal 2. Amendment of the Certificate of Incorporation – Certain Other Effects of the Recapitalization - NASD Criteria.”

Although the 1992 Plan terminated on August 1, 2004, awards outstanding on that date may be exercised or settled after that date in accordance with their terms. Any shares not issued under the 1992 Plan are added to the shares available for issuance under the 2004 Plan.

Approval of the amendments of the Incentive Plans requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting. Effectiveness of the amendments is further subject to the filing and acceptance of the Certificate of Amendment with the Secretary of State of the State of Delaware and the Dividend.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

AMENDMENT OF THE INCENTIVE PLANS.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, has ratified the selection of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006.

Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting, the Board will consider the selection of another independent registered public accounting firm.

On November 15, 2004, the Company dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm and engaged Moss Adams LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2005. Ernst & Young LLP had served as the Company’s independent registered public accounting firm since 1983. The decision to dismiss Ernst & Young LLP and to engage Moss Adams LLP was made by the Audit Committee of the Board and, upon recommendation by that committee, was approved by the Board. The reports of Ernst & Young LLP on the Company’s financial statements for the fiscal years ended March 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended March 31, 2004 and 2003, and the subsequent interim period through the date of the dismissal, the Company had no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to such disagreement in connection with their reports for such periods.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Moss Adams LLP, the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2005, will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders.

Audit Fees:  Fees for audit services totaled $230,000 in fiscal 2005 (of which $95,000 was paid to Ernst & Young LLP, the Company’s former independent registered public accounting firm) and $131,000 in fiscal 2004, including fees associated with the annual audit and the reviews of the Company’s Quarterly Reports on Form 10-Q.

Audit-Related Fees:  Fees for audit related services totaled $7,700 in fiscal 2005 and $31,500 in fiscal 2004. Audit-related services principally include benefit plan audits and accounting consultations.

Tax Fees:  Fees for tax services, including tax compliance, tax advice and tax planning totaled $16,000 in fiscal 2005 and $25,000 in fiscal 2004, all of which was paid to Ernst & Young LLP.

All Other Fees:  There were no fees for other services not included above for fiscal 2005 or 2004.

The Audit Committee administers the Company’s engagement of Moss Adams LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Moss Adams LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent registered public accounting firm to perform the services. The Audit Committee, in reliance on management and the independent registered public accounting firm, has determined that the provision of these services is compatible with maintaining the independence of Moss Adams LLP.

Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings.

SEC rules provide that any stockholder proposal to be included in the proxy statement for the Company’s 2006 annual meeting must be received by the Secretary of the Company at the Company’s office at One Sport Chalet Drive, La Cañada, California 91011 on or before April 17, 2006, in a form that complies with applicable regulations. If the date of the 2006 annual meeting is advanced or delayed more than 30 days from the date of the 2005 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2006 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2006 annual meeting. Upon any determination that the date of the 2006 annual meeting will be advanced or delayed by more than 30 days from the date of the 2005 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. In the event a stockholder proposal is not submitted to the Company on or before July 3, 2006, the proxies solicited by the Board for the 2006 annual meeting of stockholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2006 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2006 annual meeting is advanced or delayed more than 30 days from the date of the 2005 annual meeting, then the stockholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2006 annual meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Moss Adams LLP, the Company’s independent registered public accounting firm.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended March 31, 2005 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Company c/o Howard K. Kaminsky, the Secretary of the Company, at One Sport Chalet Drive, La Cañada, California 91011. Exhibits are available at no charge on the SEC’s website, www.sec.gov.

STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES, OR TO VOTE BY TELEPHONE OR THE INTERNET.

By Order of the Board of Directors,

SPORT CHALET, INC.

Howard K. Kaminsky,

Secretary

La Cañada, California

September 6, 2005

ARTICLE IV

OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPORT CHALET, INC.

(As proposed to be amended)

Section 1.	Authorized Shares

The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is:

Forty-Six Million Three Hundred Thousand (46,000,000) shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”).

Two Million (2,000,000) shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”).

Two Million (2,000,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).

Upon the Certificate of Amendment adding this provision to the Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), and without any further action on the part of the Corporation or its stockholders, each whole share of the Corporation’s Common Stock, $0.01 par value (the “Old Common Stock”), then issued (including shares held in the Treasury of the Corporation) shall automatically be reclassified, changed and converted into 0.25 fully paid and non-assessable share of Class B Common Stock, and certificates previously representing shares of Old Common Stock shall be deemed to represent the appropriate number of shares of Class B Common Stock. Notwithstanding the foregoing, no fractional shares of Class B Common Stock shall be issued, and any stockholder who would otherwise be entitled to receive a fraction of a share of Class B Common Stock shall, in lieu of receiving such fractional share, be entitled to receive a cash payment equal to such fraction multiplied by the fair market value of a share of Class B Common Stock as determined in good faith by the Board of Directors.

Section 2. Designations, Powers and Preferences

*     ***

B.	Common Stock

The powers, preferences and rights of the Class A Common Stock and the Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical, except as otherwise required by law or expressly provided in this Amended and Restated Certificate of Incorporation, as amended.

(a)           Voting. At each annual or special meeting of stockholders, each holder of Class A Common Stock shall be entitled to 1/20th of one vote, in person or by proxy, for each share of Class A Common Stock standing in such person’s name on the stock transfer records of the Corporation in connection with the election of directors and all other actions submitted to a vote of stockholders, and each holder of Class B Common Stock shall be entitled to one vote, in person or by proxy, for each share of Class B Common Stock standing in such person’s name on the stock transfer records of the Corporation on any such matter. The holders of Class A Common Stock shall vote as a separate class for the election of one director (the “Class A Director”). In order to be qualified to serve as a Class A Director, an individual must meet the definition of “independent” as defined in The Nasdaq Stock Marketplace Rule 4200(a)(15). In addition to any vote required by law, the affirmative vote of the holders of a majority of the shares of Class A Common Stock, voting as a single class, present in person or represented by proxy at a meeting of stockholders, shall be required in order to amend Section 1 of Article IV to increase the number of authorized shares of Class B Common Stock. Unless otherwise required by law or as expressly provided in this Amended and Restated Certificate of Incorporation, as amended, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters submitted to the stockholders.

(b)           Dividends and Other Distributions. The record holders of the Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors out of funds legally available therefor. Each share of Class A Common Stock and each share of Class B Common Stock shall have identical rights with respect to dividends and distributions (including distributions in connection with any recapitalization, any spin-off or other distribution of assets or securities and upon liquidation, dissolution or winding up of the Corporation); provided, that the holder of each share of Class A Common Stock shall be entitled to receive a regular cash dividend equal to 110% of any regular cash dividend paid with respect to a share of Class B Common Stock; and provided, further, that dividends or other distributions payable on the Common Stock in shares of Common Stock shall be made to all holders of Common Stock and may be made only as follows: (i) in shares of Class A Common Stock to the record holders of Class A Common Stock and to the record holders of Class B Common Stock, (ii) in shares of Class A Common Stock to the record holders of Class A Common Stock and in shares of Class B Common Stock to the record holders of Class B Common Stock solely in connection with a proportionate dividend to effectuate a split of the Common Stock, or (iii) in any other authorized class or series of capital stock to the holders of both classes of Common Stock.

(c)           Convertibility. Except as described below, neither the Class A Common Stock nor the Class B Common Stock shall be convertible into another class of Common Stock or any other security of the Corporation.

(1)           All outstanding shares of Class A Common Stock may be converted into shares of Class B Common Stock on a share-for-share basis by resolution of the Board of Directors if, as a result of the existence of the Class A Common Stock as a second class of the Corporation’s Common Stock with inferior voting rights to the Class B Common Stock, either the Class A Common Stock or Class B Common Stock is, or both are, excluded from quotation on the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or, if such shares are listed on a national securities exchange, from trading on the principal national securities exchange on which such securities are traded.

(2)           In the event of any conversion of the Class A Common Stock pursuant to subsection (c)(1), certificates which formerly represented outstanding shares of Class A Common Stock will thereafter be deemed to represent a like number of shares of Class B Common Stock and all shares of Common Stock authorized by this Amended and Restated Certificate of Incorporation shall be deemed to be shares of Class B Common Stock.

(d)	Class A Protection.

(1)           Except as otherwise expressly provided in this subsection (d) of Article IV, if, from and after the Effective Time, any person or group (excluding the Corporation) acquires (other than upon issuance or sale by the Corporation, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan) beneficial ownership of shares of Class B Common Stock constituting 10% or more of the then issued and outstanding shares of Class B Common Stock (such acquisition making such person or group a “Significant Stockholder”) and such person or group does not then own shares of Class A Common Stock acquired after the initial distribution of Class A Common Stock by the Corporation (the “Distribution”) constituting an equal or greater percentage of all then issued and outstanding shares of Class A Common Stock, such Significant Stockholder must, within a 90-day period beginning the day after becoming a Significant Stockholder, commence a public tender offer in compliance with all applicable laws and regulations to acquire additional shares of Class A Common Stock (a “Class A protection transaction”) as provided in this subsection (d) of this Article IV.

(2)           In a Class A protection transaction, the Significant Stockholder must offer to acquire from the holders of the Class A Common Stock that number of shares of additional Class A Common Stock (the “Additional Shares”) determined by (i) multiplying the percentage of issued and outstanding shares of Class B Common Stock beneficially owned by such Significant Stockholder which were acquired after the Effective Time by the total number of shares of Class A Common Stock issued and outstanding on the date such person

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or group became a Significant Stockholder, and (ii) subtracting therefrom the excess (if any) of the number of shares of Class A Common Stock beneficially owned by such Significant Stockholder on such date (including shares acquired at or prior to the time such person or group became a Significant Stockholder) over the number of shares of Class A Common Stock beneficially owned by such Significant Stockholder immediately after the Distribution. The Significant Stockholder must acquire all shares validly tendered; provided, however, that if the number of shares of Class A Common Stock tendered to the Significant Stockholder exceeds the number of shares required to be acquired pursuant to the formula set forth in this paragraph (2), the number of shares of Class A Common Stock acquired from each tendering holder shall be pro rata in proportion to the total number of shares of Class A Common Stock tendered by all tendering holders. In applying the formula in this paragraph (2) to a Class A protection transaction required by paragraph (4) below, the date on which the Significant Stockholder acquired the additional shares of Class B Common Stock triggering the obligation under paragraph (4) shall be deemed to be the “date such person or group became a Significant Stockholder.”

(3)           The offer price for any shares of Class A Common Stock required to be purchased by the Significant Stockholder pursuant to a Class A protection transaction is the greatest of (i) the highest price per share paid by the Significant Stockholder for any share of Class B Common Stock in the six-month period ending on the date such person or group became a Significant Stockholder, (ii) the highest closing price of a share of Class A Common Stock or Class B Common Stock (whichever is higher) on the Nasdaq National Market System (or such other quotation system or securities exchange constituting the principal trading market for such class of Common Stock) on the date such person or group became a Significant Stockholder or (iii) the highest closing price for a share of Class A Common Stock or Class B Common Stock (whichever is higher) on the Nasdaq National Market System (or such other quotation system or securities exchange constituting the principal trading market for such class of Common Stock) on the date preceding the date the Significant Stockholder commences the required tender offer. For purposes of paragraph (4) below, the applicable date for the calculations required by the preceding sentence shall be the date on which the Significant Stockholder becomes required to engage in a Class A protection transaction. In the event that the Significant Stockholder has acquired Class B Common Stock in the six-month period ending on the date such person or group becomes a Significant Stockholder for consideration other than cash, the value of such consideration per share of Class B Common Stock shall be as determined in good faith by the Board of Directors.

(4)           A Class A protection transaction shall also be required to be effected each time a Significant Stockholder acquires shares of Class B Common Stock constituting an additional 5% or more of the then issued and outstanding Class B Common Stock (other than upon issuance or sale by the Corporation, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan) subsequent to the last acquisition of Class B Common Stock which triggered the requirement for a Class A protection transaction, if such Significant Stockholder does not then beneficially own shares of Class A Common Stock acquired after the Distribution constituting an equal or greater percentage of all issued and outstanding shares of Class A Common Stock. Such Significant Stockholder shall be required to offer to buy through a public tender offer the number of Additional Shares prescribed by the formula set forth in paragraph (2) above, and must acquire all shares validly tendered or a pro rata portion thereof, as specified in such paragraph (2) above, at the price determined pursuant to paragraph (3) above, even if a previous Class A protection transaction resulted in fewer shares of Class A Common Stock being tendered than such previous offer included.

(5)           The requirement to engage in a Class A protection transaction is satisfied by making the requisite offer and purchasing validly tendered shares, even if the number of shares tendered is less than the number of shares included in the required offer.

(6)           If any Significant Stockholder fails to make an offer required by this subsection (d) of Article IV, or to purchase shares validly tendered and not withdrawn (after proration, if any), such Significant Stockholder shall not be entitled to vote any shares of Class B Common Stock beneficially owned by such Significant Stockholder and acquired by such Significant Stockholder after the Effective Time unless and until such requirements are complied with or unless and until all shares of Class B Common Stock causing such offer requirement to be effective are no longer beneficially owned by such Significant Stockholder. To the

A-3

extent that the voting power of any shares of Class B Common Stock is so suspended, such shares will not be included in the determination of aggregate voting shares for any purpose under this Amended and Restated Certificate of Incorporation or the General Corporation Law of the State of Delaware.

(7)           The Class A protection transaction requirement shall not apply to any increase in percentage ownership of Class B Common Stock resulting solely from a change in the total amount of Class B Common stock outstanding, provided, that any acquisition (other than upon issuance or sale by the Corporation, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan) after such change by any person or group (excluding the Corporation) of beneficial ownership of shares of Class B Common Stock constituting 10% or more of the then issued and outstanding Class B Common Stock (or an additional 5% or more of the Class B Common Stock subsequent to the last acquisition which triggered the requirement for a Class A protection transaction) excluding, with respect to the numerator but not the denominator for the calculation of such percentage, shares of Class B Common stock held by such Significant Stockholder immediately after the Effective Time (or immediately after the last acquisition which triggered the requirement for a Class A protection transaction, as the case may be), shall be subject to any Class A protection transaction requirement that would be imposed with respect to a Significant Stockholder pursuant to this subsection (d) of Article IV.

(8)           All calculations with respect to percentage ownership of issued and outstanding shares of either class of Common Stock will be based upon the number of issued and outstanding shares reported by the Corporation on the last filed of (i) the Corporation’s most recent Annual Report on Form 10-K, (ii) its most recent Quarterly Report on Form 10-Q, or (iii) if any, its most recent Current Report on Form 8-K.

(9)           For purposes of this subsection (d) of Article IV, the term “person” means a natural person, company, government, or political subdivision agency or instrumentality of a government, or other entity. “Beneficial ownership” shall be determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor regulation. The formation or existence of a “group” shall be determined pursuant to Rule 13d-5(b) under the Exchange Act or any successor regulation; provided, however, that solely for purposes of this subsection (d) of Article IV and for such time as both are employees of the Corporation, Craig L. Levra and Howard K. Kaminsky shall be considered to be a “group.”

(10)         Notwithstanding anything to the contrary in this subsection (d) of Article IV, the transfer of 974,150 shares of Class B Common Stock by Norbert Olberz to Craig L. Levra or Howard K. Kaminsky on or before December 31, 2005 shall not be subject to the Class A protection transaction requirement of this subsection (d) of Article IV and neither Craig L. Levra nor Howard K. Kaminsky shall be deemed to be a Significant Stockholder following such transfer and solely by virtue of such transfer.

(e)           Equal Treatment of Class A Common Stock. The holders of Class A Common Stock shall be entitled to receive the same amount and form of consideration per share as the per share consideration, if any, received by any holder of the Class B Common Stock in any merger, business combination or consolidation of the Corporation (whether or not the Corporation is the surviving entity) or any subsidiary of the Corporation, or any sale, lease or exchange of assets of the Corporation or any subsidiary of the Corporation.

(f)            Limitation on Repurchase. The Corporation shall not have the power to purchase, repurchase, exchange, redeem or otherwise acquire in excess of 10% of the outstanding shares of Class B Common Stock in any transaction (a “Significant Repurchase”) unless either (i) the Corporation shall make an offer to repurchase the same percentage of the Class A Common Stock for the same per share consideration as in the Significant Repurchase or (ii) the holders of a majority of the shares of Class A Common Stock, voting as a single class, present in person or represented by proxy at a meeting of stockholders, shall have approved such Significant Repurchase.

(g)           Subdivision, Combination and Reclassification of Shares. If the Corporation shall in any manner split or subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of Common Stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class of Common Stock have been split, subdivided or combined; provided, however, that the Corporation shall lack the power to effect any combination by means of a reverse stock split which results in the holders of more than 5% of the

A-4

Class B Common Stock outstanding immediately prior to such reverse stock split being converted into fractional interests or fractional shares as a result of such reverse stock split, unless such combination was approved by the holders of a majority of the outstanding shares of Class B Common Stock; and provided further that the Corporation shall lack the power to effect any combination by means of a reverse stock split which results in the holders of more than 5% of the Class A Common Stock outstanding immediately prior to such reverse split being converted into fractional interests or fractional shares as a result of such reverse stock split, unless such combination was approved by the holders of a majority of the outstanding shares of Class A Common Stock. Other than with respect to a reclassification in connection with a split, subdivision or combination of shares of outstanding Common Stock as provided above, the holders of Class A Common Stock shall be entitled to be treated identically to the holders of Class B Common Stock on a per share basis in any reclassification or recapitalization of the Common Stock.

(h)           Power to Sell and Purchase Shares. The Board of Directors shall have the power to cause the Corporation to issue and sell all or any part of any class of stock herein or hereafter authorized to such persons, firms, associations or corporations, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the provisions of subsection (f) of Article IV, the Board of Directors shall have the power to cause the Corporation to purchase any class of stock herein or hereafter authorized from such persons, firms, associations or corporations, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

(i)            No Preemptive Rights. No holder of Class A Common Stock or Class B Common Stock shall, by reason of such holding, have any preemptive right to subscribe to any additional issue of stock of any class or series of the Corporation or to any security of the Corporation convertible into such stock.

(j)            Amendment. In addition to any vote required by law or this Amended and Restated Certificate of Incorporation, as amended, the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting as a single class, shall be required in order to amend Section 2 of Article IV.

A-5

EXHIBIT B

April 5, 2005

Special Committee of the Board of Directors

Sport Chalet, Inc.

One Sport Chalet Drive

La Canada, CA 91011

Gentlemen:

We understand that the Special Committee is evaluating a recapitalization that involves, among other things, (i) the authorization of Class A common stock and Class B common stock, (ii) the reclassification of each share of outstanding common stock into a lesser number of shares of Class B common stock, (iii) the establishment of the relative rights, powers, preferences and privileges of, and restrictions on, the shares of Class A common stock and Class B common stock, affording greater voting rights to the shares of Class B common stock than the shares of Class A common stock and greater dividend rights to the shares of Class A common stock than shares of Class B common stock, (iv) the declaration and payment of a share dividend consisting of shares of Class A common stock on each outstanding share of Class B common stock, (v) the transfer by the Olberz Family Trust, directly or indirectly, of 972,899 shares of Class B common stock to the Company’s Chief Executive Officer and Chief Financial Officer in an amount, together with their existing shareholdings, that will give them collectively approximately 45% of the voting power in the Company, and (vi) the cancellation of the option agreement dated December 22, 2002 by and between SC Option, LLC and the Olberz Family Trust (the “Option Agreement”). Such recapitalization and all related transactions are referred to collectively herein as the “Proposed Recapitalization.”

You have asked us whether, in our opinion, as of the date hereof, the Proposed Recapitalization is fair to the public stockholders of the Company from a financial point of view. For this purpose, the term “public stockholders” excludes the Olberz Family Trust, the Company’s Chief Executive Officer and Chief Financial Officer.

Wedbush Morgan Securities is an investment banking firm and member of The New York Stock Exchange and other principal stock exchanges in the United States, and is regularly engaged as part of its business in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements, secondary distributions of listed and unlisted securities, and valuations for corporate, estate and other purposes.

For purposes of this opinion and in connection with our review of the Proposed Recapitalization, we have, among other things, reviewed: (1) the summary of the Proposed Recapitalization, including the transition plan as proposed to be adopted by the Special Committee, (2) the Option Agreement, (3) certain publicly available business and financial information relating to the Company that we deem to be relevant, (4) certain internal information, primarily financial in nature, including financial projections and other financial data relating to implications and benefits anticipated to result from the Proposed Recapitalization, furnished to us by the Company, (5) certain publicly available and other information concerning the reported prices and trading history of, and the trading market for, the common stock of the Company, (6) certain publicly available information with respect to other companies that we believe to be comparable in certain respects to the Company, (7) certain publicly available information with respect to other common stock reclassification

B-1

Special Committee of the Board of Directors	April 5, 2005
Sport Chalet, Inc.	Page 2 of 3

transactions that we believe to be comparable in certain respects to the Proposed Recapitalization, and (8) certain publicly available information with respect to other publicly traded companies that have two classes of publicly-traded common stock. We have also made inquiries regarding and discussed the Proposed Recapitalization and other matters related thereto with the Special Committee, the Company’s management and outside advisors, including its auditors and legal counsel. As part of our analysis, we have evaluated the Proposed Recapitalization versus the status quo. In addition to the foregoing, we have conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deem appropriate to arrive at our opinion.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all financial and other information provided to or reviewed by us or publicly available, and we have not assumed any responsibility for independent verification of any such information. With respect to financial projections and other information provided to or reviewed by us, we have been advised by the management of the Company that such projections and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the expected future financial performance of the Company and the strategic implications and benefits anticipated from the Proposed Recapitalization, and we have assumed that, after the Proposed Recapitalization, the Company will perform substantially in accordance with such projections.

We further relied on the assurances of management of the Company that they are unaware of any facts that would make the information or projections provided to us incomplete or misleading. We have not made or been provided with any independent evaluations or appraisals of any of the assets, properties, liabilities or securities, nor have we made any physical inspection of the properties or assets, of the Company.

In arriving at our opinion, we have relied upon and assumed, without independent verification, with the consent of the Special Committee, that the tax effect of the Proposed Recapitalization to the Company as reported to us by the Company’s management is their best estimate and judgment.

Wedbush Morgan has not been asked to, nor is it expressing an opinion, as to the relative merits of the Proposed Recapitalization as compared to any alternative transaction that might exist or the effect of any other transaction in which the Company might engage. However, Wedbush Morgan has taken into consideration a comparison of the Proposed Recapitalization with the status quo (including, without limitation, the existence of the Option Agreement). Our opinion relates to the Proposed Recapitalization and does not imply any conclusion as to what the relative values of the Company’s proposed Class A and Class B common stock actually will be, if and when issued pursuant to the Proposed Recapitalization, or the prices at which such Class A and Class B common stock will trade following the consummation of the Proposed Recapitalization. Our opinion does not address the underlying business decision of the Company to effect the Proposed Recapitalization.

Our opinion is based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof.

We have acted to render a fairness opinion to the Company and have received a fee from the Company for our services, the payment of which was not predicated upon the conclusion reached in the opinion. Our research department has followed the Company and has, from time to time, issued research reports on the Company. In the ordinary course of our business, we and our affiliates may actively trade the common stock of the Company for our own account and for the accounts of our customers and, accordingly, we may at any time hold a long or short position in the common stock of the Company. Affiliates of Wedbush Morgan at present hold 577,661 shares (or 8.6%) of the outstanding common stock of the Company.

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Special Committee of the Board of Directors	April 5, 2005
Sport Chalet, Inc.	Page 3 of 3

This opinion is for the benefit and use of the Special Committee in connection with its evaluation of the Proposed Recapitalization and does not constitute a recommendation to any holder of the Company’s common stock as to how such holder should vote with respect to the Proposed Recapitalization. This opinion may not be used for any other purpose without our prior written consent in each instance, except as expressly provided for in the engagement letter dated as of March 18, 2005 between the Special Committee and Wedbush Morgan.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Proposed Recapitalization is fair to the public stockholders of the Company from a financial point of view.

Very truly yours,

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Our street address does not appear on MapQuest. If you need to map the office via the Internet, use Foothill Boulevard at Beulah Drive, La Cañada, CA 91011 as the closest reference.

Exit on Angeles Crest Highway, and turn south. Turn left on Foothill Boulevard. Turn left on Beulah Drive. Turn left on Houseman Street and turn right immediately on Sport Chalet Drive. Park in the parking lot to the west of the Sport Chalet corporate office building.

For further information, please refer to Thomas Bros. Map 2005 Edition, page 535, grid B3, or call the Sport Chalet corporate office at (818) 949-5300.

1

SPORT CHALET, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned, a stockholder of SPORT CHALET, INC., a Delaware corporation (the “Company”), hereby appoints Craig L. Levra and Howard K. Kaminsky, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of the stockholders of the Company, to be held on September 20, 2005, and any postponement or adjournment thereof, and in connection herewith, to vote and represent all of the shares of the Company that the undersigned would be entitled to vote, as follows:

1.	ELECTION OF DIRECTORS
[ ]	For all nominees listed below (except as indicated to the contrary).	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.
(Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out his name below)
Al D. McCready	Eric S. Olberz		Frederick H. Schneider

2.	APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

To approve the proposed amendment of the Company’s Amended and Restated Certificate of Incorporation.

	____ FOR	____ AGAINST	____ ABSTAIN
3.	APPROVAL OF TRANSFER

To approve the proposed transfer of shares of Class B Common Stock by the Olberz Family Trust to Messrs. Levra and Kaminsky.

	____ FOR	____ AGAINST	____ ABSTAIN
4.	APPROVAL OF AMENDMENTS OF THE INCENTIVE PLANS

To approve the proposed amendments of the Company’s 1992 Incentive Award Plan and 2004 Equity Incentive Plan.

____ FOR	____ AGAINST	____ ABSTAIN
5.	RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006.

____ FOR	____ AGAINST	____ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known prior to September 6, 2005, said proxies are authorized to vote in accordance with the recommendations of the Board of Directors.

This Proxy will be voted in accordance with the instructions set forth above. If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the directors named above, FOR the approval of the proposed amendment of the Company’s Amended and Restated Certificate of Incorporation, FOR the approval of the proposed transfer of shares by the Olberz Family Trust to Messrs. Levra and Kaminsky, FOR the proposed amendments of the Company’s Incentive Plans, FOR the ratification of the appointment of Moss Adams LLP and in accordance with the recommendations of a majority of the Board of Directors on such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated September 6, 2005 relating to the Meeting.

Date: ______________, 2005

__________________________________________

__________________________________________

Signature(s) of Stockholder(s)

(See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the stock certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

THIS PROXY IS SOLICITED BY

THE BOARD OF DIRECTORS OF SPORT CHALET, INC.

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ SPCH Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-888-426-7035 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

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